EQUITABLE ACCUMULATOR EXPRESS(SM)

A combination variable and fixed deferred annuity contract

PROSPECTUS DATED SEPTEMBER 2, 1999

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust, which contain important information about their Portfolios.

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WHAT IS THE EQUITABLE ACCUMULATOR EXPRESS?

Equitable Accumulator Express is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options and the fixed maturity options ("investment options"). This contract may not currently be available in all states.

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 VARIABLE INVESTMENT OPTIONS
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o Alliance Money Market             o JPM Core Bond
o Alliance High Yield               o Lazard Large Cap Value
o Alliance Common Stock             o Lazard Small Cap Value
o Alliance Aggressive Stock         o MFS Growth with Income
o Alliance Small Cap Growth         o MFS Research
o EQ/Alliance Premier Growth        o MFS Emerging Growth Companies
o BT Equity 500 Index               o Morgan Stanley Emerging
o BT Small Company Index                Markets Equity
o BT International Equity Index     o EQ/Putnam Growth & Income Value
o Capital Guardian U.S. Equity      o EQ/Putnam Investors Growth
o Capital Guardian Research         o EQ/Putnam International Equity
o Capital Guardian International
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You may allocate amounts to any of the variable investment options. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of The Hudson River Trust or EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. Each variable investment option is a subaccount of our Separate Account No. 49.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate we set. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o  An individual retirement annuity ("IRA"), either traditional IRA or Roth
   IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

A contribution of at least $50 is required to purchase a contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated September 2, 1999, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

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2  CONTENTS OF THIS PROSPECTUS
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Contents of this prospectus


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EQUITABLE ACCUMULATOR EXPRESS(SM)

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Index of key words and phrases                                                 4
Who is Equitable Life?                                                         5
How to reach us                                                                6
Equitable Accumulator Express at a glance -- key features                      8

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FEE TABLE                                                                     10
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Examples                                                                      13

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1
CONTRACT FEATURES AND BENEFITS                                                15
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How you can purchase and contribute to your contract                          15
Owner and annuitant requirements                                              17
How you can make your contributions                                           17
What are your investment options under the
  contract?                                                                   17
Allocating your contributions                                                 21
Your right to cancel within a certain number of days                          21


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2
DETERMINING YOUR CONTRACT'S VALUE                                            23
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Your account value                                                           23
Your contract's value in the variable investment options                     23
Your contract's value in the fixed maturity options                          23


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3
TRANSFERRING YOUR MONEY AMONG THE
  VARIABLE INVESTMENT OPTIONS                                                 24
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Transferring your account value                                               24
Dollar cost averaging your account value                                      24
Rebalancing your account value                                                24

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"We," "our" and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

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                                                  CONTENTS OF THIS PROSPECTUS  3
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4
ACCESSING YOUR MONEY                                                          26
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Withdrawing your account value                                                26
How withdrawals are taken from your account value                             27
Surrendering your contract to receive its cash value                          27
When to expect payments                                                       27
Choosing your annuity payout options                                          28


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5
CHARGES AND EXPENSES                                                          31
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Charges that Equitable Life deducts                                           31
Charges that the trusts deduct                                                32
Group or sponsored arrangements                                               33
Other distribution arrangements                                               33


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6
PAYMENT OF DEATH BENEFIT                                                      34
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Your beneficiary and payment of benefit                                       34
How death benefit payment is made                                             34
Beneficiary continuation option for Rollover IRA and
  Flexible Premium IRA contracts                                              35


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7
TAX INFORMATION                                                               36
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Overview                                                                      36
Transfers among variable investment options                                   36
Taxation of nonqualified annuities                                            36
Special rules for NQ contracts issued in Puerto Rico                          37
Individual retirement arrangements (IRAs)                                     38
Federal and state income tax withholding and
  information reporting                                                       48
Impact of taxes to Equitable Life                                             49


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8
MORE INFORMATION                                                              50
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About our Separate Account No. 49                                             50
About The Hudson River Trust and EQ Advisors Trust                            50
About our fixed maturity options                                              51
About the general account                                                     53
About other methods of payment                                                53
Dates and prices at which contract events occur                               54
About your voting rights                                                      54
About our year 2000 progress                                                  55
About legal proceedings                                                       55
About our independent accountants                                             56
Transfers of ownership, collateral assignments, loans,
  and borrowing                                                               56
Distribution of the contracts                                                 56


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9
INVESTMENT PERFORMANCE                                                        57
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Benchmarks                                                                    57
Communicating performance data                                                66


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INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                               68
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APPENDIX
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Market value adjustment example                                              A-1


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STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS
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4 INDEX OF KEY WORDS AND PHRASES
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Index of key words and phrases


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This index should help you locate more information on the terms used in this prospectus.

                                           PAGE
account value                               23
annuitant                                   15
annuity payout options                      28
beneficiary                                 34
business day                                54
cash value                                  23
conduit IRA                                 42
contract date                                9
contract date anniversary                    9
contract year                                9
contributions to Roth IRAs                  45
  regular contributions                     45
  rollover contributions                    46
  conversion contributions                  46
  direct custodian-to-custodian
     transfers                              46
contributions to traditional IRAs           38
  regular contributions                     39
  rollover contributions                    41
  direct custodian-to-custodian
     transfers                              41
fixed maturity amount                       20
fixed maturity options                      20
Flexible Premium IRA                      cover
Flexible Premium Roth IRA                 cover
IRA                                         38
IRS                                         36
investment options                          17
market adjusted amount                      20
market value adjustment                     20
maturity value                              20
minimum death benefit                       34
NQ                                          36
Portfolio                                 cover
Processing Office                            6
rate to maturity                            20
Required Beginning Date                     42
Rollover IRA                              cover
Roth Conversion IRA                       cover
Roth IRA                                    45
SAI                                       cover
SEC                                       cover
Substitution                                50
TOPS                                         6
traditional IRA                             38
unit                                        23
variable investment options                 17

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your registered representative can provide further explanation about your contract.

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     PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
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     fixed maturity options                Guarantee Periods (Guaranteed Fixed
                                           Interest Accounts in supplemental
                                           materials)
     variable investment options           Investment Funds
     account value                         Annuity Account Value
     rate to maturity                      Guaranteed Rates
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                                                       WHO IS EQUITABLE LIFE?  5
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Who is Equitable Life?


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We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract. In September 1999, Equitable Companies plans to change its name to AXA Financial, Inc.

Equitable Companies and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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6 WHO IS EQUITABLE LIFE?
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HOW TO REACH US
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You may communicate with our Processing Office as listed below for any of the following purposes:

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FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
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Equitable Accumulator Express
P.O. Box 13014
Newark, NJ 07188-0014

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FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
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Equitable Accumulator Express
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

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FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
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Equitable Accumulator Express
P.O. Box 1547
Secaucus, NJ 07096-1547

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FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
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Equitable Accumulator Express
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094
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REPORTS WE PROVIDE:
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o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year);

o annual statement of your contract values as of the close of the contract year.

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TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") SYSTEM
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TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o  rates to maturity for the fixed maturity options; and

o  the daily unit values for the variable investment options.

You can also:

o change your allocation percentages and/or transfer among the investment options; and

o  obtain or change your personal identification number (PIN).

TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1-888-909-7770. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

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BY INTERNET:
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You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

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                                                       WHO IS EQUITABLE LIFE?  7
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CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.

You should send all contributions, notices, and requests to our Processing Office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your registered representative;

(2) conversion of a traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) withdrawal requests;

(6) tax withholding election; and

(7) election of the beneficiary continuation option.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options; and

(4) contract surrender.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) dollar cost averaging;

(3) rebalancing;

(4) substantially equal withdrawals;

(5) systematic withdrawals; and

(6) the date annuity payments are to begin.


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

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8  EQUITABLE ACCUMULATOR EXPRESS AT A GLANCE -- KEY FEATURES
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Equitable Accumulator Express
at a glance -- key features


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PROFESSIONAL             Equitable Accumulator Express' variable investment options invest in 22 different Portfolios
INVESTMENT               managed by professional investment advisers.
MANAGEMENT
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FIXED MATURITY           o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.
OPTIONS                  o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
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                         If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
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TAX ADVANTAGES           o On earnings inside the       No tax on any dividends, interest or capital gains until you
                           contract                     make withdrawals from your contract or receive annuity
                                                        payments.
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                         o On transfers inside the      No tax on transfers among variable investment options.
                           contract
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                         If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
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CONTRIBUTION AMOUNTS     Minimum: $50 ($20 under our automatic investment program)

                         Maximum contribution limitations may apply.
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ACCESS TO YOUR MONEY     o Lump sum withdrawals

                         o Several withdrawal options on a periodic basis

                         o Contract surrender

                         You may incur a withdrawal charge for certain withdrawals or if you surrender your contract.
                         You may also incur income tax and a tax penalty.
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PAYOUT ALTERNATIVES      o Annuity payout options

                         o Income Manager(R) payout options
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ADDITIONAL FEATURES      o Dollar cost averaging

                         o Automatic investment program

                         o Account value rebalancing (quarterly, semiannually, and annually)

                         o Unlimited free transfers
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                      EQUITABLE ACCUMULATOR EXPRESS AT GLANCE -- KEY FEATURES  9
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FEES AND CHARGES         o Daily charges on amounts invested in variable investment options for mortality and expense risks and administrative charges at an annual rate of 0.95%.

                         o If your account value at the end of the contract year is less than $25,000 for NQ contracts
                           (or less than $20,000 for IRA contracts), we deduct an annual administrative charge equal to
                           $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts), we will not deduct the charge.

                         o No sales charge deducted at the time you make contributions.

                         o During the first seven contract years following a contribution, a charge will be deducted from amounts that you withdraw that exceed 10% of your account value. We use the account value on the most recent contract date anniversary to calculate the 10% amount available.
                           The charge begins at 7% in the first contract year following a contribution. It declines each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution.
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                           The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract.
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                         o We deduct a charge for taxes such as premium taxes that may be imposed in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                         o We generally deduct a $350 annuity administrative fee from amounts applied to purchase certain life annuity payout options.

                         o Annual expenses of The Hudson River Trust and EQ Advisors Trust Portfolios are calculated as a percentage of the average daily net assets invested in each Portfolio. These expenses include management and advisory fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.
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ANNUITANT ISSUE AGES     NQ: 0-83
                         Rollover IRA, Flexible Premium Roth IRA, and Roth Conversion IRA: 20-83
                         Flexible Premium IRA: 20-70
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THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your Equitable associate, or call us, if you have any questions.

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10  FEE TABLE
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Fee Table


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The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of Portfolio charges and expenses, please see the attached prospectuses for The Hudson River Trust and EQ Advisors Trust.

The fixed maturity options are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer or surrender of amounts from a fixed maturity option.

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CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS
AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
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Mortality and expense risks(1)                                                            0.70%
Administrative(2)                                                                         0.25%
                                                                                          -----
Total annual expenses                                                                     1.95%

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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
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Maximum annual administrative charge(3)
 If your account value on a contract date anniversary is less than $25,000 for NQ
  contracts (or less than $20,000 for IRA contracts)                                      $30
 If your account value on a contract date anniversary is $25,000 or more for NQ
  contracts (or $20,000 or more for IRA contracts)                                        $ 0

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CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
TRANSACTIONS
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WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted if you surrender             Contract
your contract or make certain withdrawals. The withdrawal charge percentage we use is      year
determined by the contract year in which you make the withdrawal or surrender               1................   7.00%
your contract. For each contribution, we consider the contract year in which we             2................   6.00%
receive that contribution to be "contract year 1")(4)                                       3................   5.00%
                                                                                            4................   4.00%
                                                                                            5................   3.00%
                                                                                            6................   2.00%
                                                                                            7................   1.00%
                                                                                            8+...............   0.00%

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                                                                   FEE TABLE  11
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THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
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                                                                                                           TOTAL
                                                                                                           ANNUAL
                                             INVESTMENT                                                   EXPENSES
                                             MANAGEMENT &                                  OTHER        (AFTER EXPENSE
                                            ADVISORY FEES          12B-1 FEES(5)          EXPENSES     LIMITATION)(5)(6)
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Alliance Money Market                            0.35%                0.25%                0.02%             0.62%
Alliance High Yield                              0.60%                0.25%                0.03%             0.88%
Alliance Common Stock                            0.36%                0.25%                0.03%             0.64%
Alliance Aggressive Stock                        0.54%                0.25%                0.03%             0.82%
Alliance Small Cap Growth                        0.90%                0.24%                0.06%             1.20%

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EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

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                                                                                                                TOTAL
                                                                                           OTHER               ANNUAL
                                              INVESTMENT                                 EXPENSES             EXPENSES
                                             MANAGEMENT &                              (AFTER EXPENSE       (AFTER EXPENSE
                                            ADVISORY FEES(6)      12B-1 FEES(5)        LIMITATION)(6)       LIMITATION)(7)
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EQ/Alliance Premier Growth                        0.90%               0.25%                0.00%                1.15%
BT Equity 500 Index                               0.25%               0.25%                0.05%                0.55%
BT Small Company Index                            0.25%               0.25%                0.25%                0.75%
BT International Equity Index                     0.35%               0.25%                0.40%                1.00%
Capital Guardian U.S. Equity                      0.65%               0.25%                0.05%                0.95%
Capital Guardian Research                         0.65%               0.25%                0.05%                0.95%
Capital Guardian International                    0.75%               0.25%                0.20%                1.20%
JPM Core Bond                                     0.45%               0.25%                0.10%                0.80%
Lazard Large Cap Value                            0.55%               0.25%                0.15%                0.95%
Lazard Small Cap Value                            0.80%               0.25%                0.15%                1.20%
MFS Growth with Income                            0.55%               0.25%                0.05%                0.85%
MFS Research                                      0.55%               0.25%                0.05%                0.85%
MFS Emerging Growth Companies                     0.55%               0.25%                0.05%                0.85%
Morgan Stanley Emerging Markets Equity            1.15%               0.25%                0.35%                1.75%
EQ/Putnam Growth & Income Value                   0.55%               0.25%                0.05%                0.85%
EQ/Putnam Investors Growth                        0.55%               0.25%                0.15%                0.95%
EQ/Putnam International Equity                    0.70%               0.25%                0.25%                1.20%
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Notes:

(1)  A portion of this charge is for providing the death benefit.

(2) We reserve the right to increase this charge to a maximum annual rate of 0.35%.

(3) During the first two contract years this charge is equal to the lesser of $30 or 2% of your account value, if it applies. Thereafter, the charge is $30 for each contract year.

(4) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount and upon surrender of a contract.

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12  FEE TABLE
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(5) Portfolio shares are all subject to fees imposed under distribution plans (the "Rule 12b-1 Plans") adopted by The Hudson River Trust and EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts. The Rule 12b-1 Plan for the Alliance Small Cap Growth Portfolio provides that Equitable Distributors, Inc. ("EDI") will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equaling 1.20%. Absent the expense limitation, the total annual expenses for 1998 for the Alliance Small Cap Growth Portfolio would have been 1.21%.

(6) The fees and expenses shown for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fees for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment management and advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses.

(7) The investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQ Financial Consultants, Inc. ("EQF"), EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQF has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited for the average daily net assets of each Portfolio as follows: 0.90% for EQ/Alliance Premier Growth; 0.30% for BT Equity 500 Index; 0.50% for BT Small Company Index; 0.75% for BT International Equity Index; 0.70% for Capital Guardian U.S. Equity and Capital Guardian Research; 0.95% for Capital Guardian International; 0.55% for JPM Core Bond; 0.70% for Lazard Large Cap Value; 0.95% for Lazard Small Cap Value; 0.60% for MFS Growth with Income, MFS Research, and MFS Emerging Growth Companies; 1.50% for Morgan Stanley Emerging Markets Equity; 0.60% for EQ/Putnam Growth & Income Value; 0.70% for EQ/Putnam Investors Growth; and 0.95% for EQ/Putnam International Equity. The expenses shown for the BT International Equity Index, BT Small Company Index, EQ/Putnam Investors Growth, and Lazard Large Cap Value Portfolios reflect an increase effective on May 1, 1999. In September 1999, EQF plans to change its name to AXA Advisors, LLC.

    Absent the expense limitation, the "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows:
    0.33% for BT Equity 500 Index; 1.31% for BT Small Company Index; 0.89% for BT International Equity Index; 0.33% for JPM Core Bond; 0.40% for Lazard Large Cap Value; 0.49% for Lazard Small Cap Value; 0.25% for MFS Research; 0.24% for MFS Emerging Growth Companies; 1.23% for Morgan Stanley Emerging Markets Equity; 0.24% for EQ/Putnam Growth & Income Value; 0.29% for EQ/Putnam Investors Growth; and 0.51% for EQ/Putnam International Equity. For the following Portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth; 0.74% for Capital Guardian U.S. Equity and Capital Guardian Research; 1.03% for Capital Guardian International; and 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the MFS Growth with Income Portfolio and April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International Portfolios.

    Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided that, among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. For more information see the prospectus for EQ Advisors Trust.

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                                                                   FEE TABLE  13
--------------------------------------------------------------------------------


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EXAMPLES

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on the charges applicable to a mix of estimated contract sizes resulting in an administrative charge of $0.57 per $1,000.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

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                                                   IF YOU SURRENDER YOUR CONTRACT              IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                  AT THE END OF EACH PERIOD SHOWN,                AT THE END OF EACH PERIOD SHOWN,
                                                      THE EXPENSES WOULD BE:                           THE EXPENSES WOULD BE:
                                               --------------------------------------          -------------------------------------
                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS          1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                          $87.08    $102.93    $121.19   $198.42          $17.08   $52.93   $ 91.19   $198.42
Alliance High Yield                            $89.80    $111.23    $135.19   $227.24          $19.80   $61.23   $105.19   $227.24
Alliance Common Stock                          $87.29    $103.57    $122.27   $200.66          $17.29   $53.57   $ 92.27   $200.66
Alliance Aggressive Stock                      $89.17    $109.32    $131.97   $220.66          $19.17   $59.32   $101.97   $220.66
Alliance Small Cap Growth                      $93.16    $121.37    $152.20   $261.70          $23.16   $71.37   $122.20   $261.70
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EQ ADVISORS TRUST OPTIONS
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EQ/Alliance Premier Growth                     $92.64    $119.79         --        --          $22.64   $69.79        --        --
BT Equity 500 Index                            $86.34    $100.69    $117.40   $190.53          $16.34   $50.69   $ 87.40   $190.53
BT Small Company Index                         $88.44    $107.09    $128.21   $212.92          $18.44   $57.09   $ 98.21   $212.92
BT International Equity Index                  $91.06    $115.04    $141.59   $240.29          $21.06   $65.04   $111.59   $240.29
Capital Guardian U.S. Equity                   $90.54    $113.45         --        --          $20.54   $63.45        --        --
Capital Guardian Research                      $90.54    $113.45         --        --          $20.54   $63.45        --        --
Capital Guardian International                 $93.16    $121.37         --        --          $23.16   $71.37        --        --
JPM Core Bond                                  $88.97    $108.68    $130.90   $218.45          $18.97   $58.68   $100.90   $218.45
Lazard Large Cap Value                         $90.54    $113.45    $138.93   $234.87          $20.54   $63.45   $108.93   $234.87
Lazard Small Cap Value                         $93.16    $121.37    $152.20   $261.70          $23.16   $71.37   $122.20   $261.70
MFS Growth with Income                         $89.49    $110.27         --        --          $19.49   $60.27        --        --
MFS Research                                   $89.49    $110.27    $133.58   $223.95          $19.49   $60.27   $103.58   $223.95
MFS Emerging Growth Companies                  $89.49    $110.27    $133.58   $223.95          $19.49   $60.27   $103.58   $223.95
Morgan Stanley Emerging Markets                $98.93    $138.64    $180.90   $318.37          $28.93   $88.64   $150.90   $318.37
  Equity
EQ/Putnam Growth & Income Value                $89.49    $110.27    $133.58   $223.95          $19.49   $60.27   $103.58   $223.95
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14  FEE TABLE
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                                                   IF YOU SURRENDER YOUR CONTRACT              IF YOU DO NOT SURRENDER YOUR CONTRACT
                                                  AT THE END OF EACH PERIOD SHOWN,                AT THE END OF EACH PERIOD SHOWN,
                                                      THE EXPENSES WOULD BE:                           THE EXPENSES WOULD BE:
                                               --------------------------------------          -------------------------------------
                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS          1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                     $90.54    $113.45    $138.93   $234.87          $20.54   $63.45   $108.93   $234.87
EQ/Putnam International Equity                 $93.16    $121.37    $152.20   $261.70          $23.16   $71.37   $122.20   $261.70

----------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

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                                              CONTRACT FEATURES AND BENEFITS  15
--------------------------------------------------------------------------------

1
Contract features and benefits


--------------------------------------------------------------------------------


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount of $50 to purchase a contract. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" under "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.
------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                     AVAILABLE
  CONTRACT           FOR ANNUITANT                                                  LIMITATIONS ON
  TYPE               ISSUE AGES          SOURCE OF CONTRIBUTIONS                    CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
  NQ                 0 through 83        o After-tax money.                         o No additional contributions after
                                                                                      age 84.
                                         o Paid to us by check or transfer of
                                           contract value in a tax-deferred
                                           exchange under Section 1035 of the
                                           Internal Revenue Code.
--------------------------------------------------------------------------------------------------------------------------------
 Flexible            20 through 70       o "Regular" traditional IRA contributions. o No regular IRA contributions in the
 Premium IRA                                                                          calendar year you turn age 70 1/2 and
                                         o Rollovers from a qualified plan.           thereafter.

                                         o Rollovers from a TSA.                     o Total regular contributions may not
                                                                                       exceed $2,000 for a year.
                                         o Rollovers from another traditional
                                           individual retirement arrangement.        o No additional rollover or direct transfer
                                                                                       contributions after age 71.
                                         o Direct custodian-to-custodian transfers
                                           from another traditional individual       o Rollover and direct transfer
                                           retirement arrangement.                     contributions after age 70 1/2 must
                                                                                       be net of required minimum
                                                                                       distributions.

                                         Although we accept rollover and direct transfer contributions under the Flexible
                                         Premium IRA contract, we intend that this contract be used for ongoing regular contributions.
--------------------------------------------------------------------------------------------------------------------------------
 Rollover IRA       20 through 83        o Rollovers from a qualified plan.         o No rollover or direct transfer
                                                                                      contributions after age 84.
                                         o Rollovers from a TSA.
                                                                                    o Contributions after age 70 1/2
                                         o Rollovers from another                     must be net of required
                                           traditional individual retirement          minimum distributions.
                                           arrangement.
                                                                                    o Regular IRA contributions are
                                         o Direct custodian-to-custodian              not permitted.
                                           transfers from another
                                           traditional individual retirement
                                           arrangement.

                                         Only rollover and direct transfer contributions are permitted under the Rollover IRA contract.

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--------------------------------------------------------------------------------
16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                   AVAILABLE
  CONTRACT         FOR ANNUITANT                                                    LIMITATIONS ON
  TYPE             ISSUE AGES           SOURCE OF CONTRIBUTIONS                     CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
 Flexible          20 through 83         o Regular after-tax contributions.         o No additional regular after-tax
 Premium Roth                                                                         contributions after age 84.
 IRA                                     o Rollovers from another Roth IRA.
                                                                                    o No additional rollover or direct transfer
                                         o Conversion rollovers from a traditional    contributions after age 84.
                                           IRA.
                                                                                    o Contributions are subject to income
                                         o Direct transfers from another Roth IRA.    limits and other tax rules. See "Tax
                                                                                      information-Contributions to
                                                                                      Roth IRAs."

                                         Although we accept rollover and direct transfer contributions under the Flexible
                                         Premium Roth IRA contract, we intend that this contract be used for ongoing regular contributions.
--------------------------------------------------------------------------------------------------------------------------------
 Roth              20 through 83        o Rollovers from another Roth IRA.          o No additional rollover or direct transfer
 Conversion IRA                                                                       contributions after age 84.
                                        o Conversion rollovers from a traditional
                                          IRA.                                      o Conversion rollovers after age 70 1/2
                                                                                      must be net of required minimum
                                        o Direct transfers from another Roth IRA.     distributions for the traditional IRA you
                                                                                      are rolling over.

                                                                                    o You cannot roll over funds from a
                                                                                      traditional IRA if your adjusted gross
                                                                                      income is $100,000 or more.

                                        o Only rollover and direct transfer         o Regular after-tax contributions are not
                                          contributions are permitted under the       permitted.
                                          Roth Conversion IRA contract.
--------------------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA contracts the owner and annuitant must be the same person.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail under "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the registered representative submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator Express NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the 22 variable investment options will depend on the investment performance of the underlying Portfolios. Listed below are the currently available Portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among 22 variable investment options.
--------------------------------------------------------------------------------

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18  CONTRACT FEATURES AND BENEFITS
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--------------------------------------------------------------------------------

 PORTFOLIOS OF THE HUDSON RIVER TRUST
----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                OBJECTIVE                                           ADVISER
----------------------------------------------------------------------------------------------------------------------
 Alliance Money Market         High level of current income while preserving       Alliance Capital Management L.P.
                               assets and maintaining liquidity
----------------------------------------------------------------------------------------------------------------------
 Alliance High Yield           High return by maximizing current income and,       Alliance Capital Management L.P.
                               to the extent consistent with that objective,
                               capital appreciation
----------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock         Long-term growth of capital and increasing          Alliance Capital Management L.P.
                               income
----------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock     Long-term growth of capital                         Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth     Long-term growth of capital                         Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------

 PORTFOLIOS OF EQ ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                OBJECTIVE                                           ADVISER
----------------------------------------------------------------------------------------------------------------------

 EQ/Alliance Premier Growth    Long-term growth of capital                         Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 BT Equity 500 Index           Replicate as closely as possible (before            Bankers Trust Company
                               deduction of Portfolio expenses) the total return
                               of the Standard & Poor's 500 Composite Stock
                               Price Index
----------------------------------------------------------------------------------------------------------------------
 BT Small Company Index        Replicate as closely as possible (before            Bankers Trust Company
                               deduction of Portfolio expenses) the total return
                               of the Russell 2000 Index
----------------------------------------------------------------------------------------------------------------------
 BT International Equity       Replicate as closely as possible (before            Bankers Trust Company
   Index                       deduction of Portfolio expenses) the total return
                               of the Morgan Stanley Capital International
                               Europe, Australia, Far East Index
----------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S.Equity   Long-term growth of capital                         Capital Guardian Trust Company
----------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research     Long-term growth of capital                         Capital Guardian Trust Company
----------------------------------------------------------------------------------------------------------------------
 Capital Guardian              Long-term growth of capital by investing            Capital Guardian Trust Company
  International                primarily in non-United States equity securities
----------------------------------------------------------------------------------------------------------------------

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                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                OBJECTIVE                                           ADVISER
----------------------------------------------------------------------------------------------------------------------------
 JPM Core Bond                 High total return consistent with moderate risk     J.P. Morgan Investment Management Inc.
                               of capital and maintenance of liquidity
----------------------------------------------------------------------------------------------------------------------------
 Lazard Large Cap Value        Capital appreciation                                Lazard Asset Management
----------------------------------------------------------------------------------------------------------------------------
 Lazard Small Cap Value        Capital appreciation                                Lazard Asset Management
----------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income        Reasonable current income and long-term             Massachusetts Financial Services Company
                               growth of capital and income
----------------------------------------------------------------------------------------------------------------------------
 MFS Research                  Long-term growth of capital and future income       Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth           Long-term capital growth                            Massachusetts Financial Services Company
  Companies
----------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging       Long-term capital appreciation                      Morgan Stanley Asset Management
  Markets Equity
----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income     Capital growth, current income is a secondary       Putnam Investment Management, Inc.
  Value                        objective
----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Investors Growth    Long-term growth of capital and any increased       Putnam Investment Management, Inc.
                               income that results from this growth
----------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam International       Capital appreciation                                Putnam Investment Management, Inc.
  Equity
----------------------------------------------------------------------------------------------------------------------------

Other important information about the Portfolios is included in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus.

See "Proposed substitution of Portfolios" under "More information" for information regarding the proposed substitution of newly created Portfolios of EQ Advisors Trust for the Portfolios of The Hudson River Trust currently available under the variable investment options.

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20  CONTRACT FEATURES AND BENEFITS
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--------------------------------------------------------------------------------

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

--------------------------------------------------------------------------------
Fixed maturity options ranging from one to ten years to maturity
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. This rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We will discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2000 through 2009. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o  the rate to maturity is 3%; or

o for annuitants ages 76 or older, the fixed maturity option's maturity date is later than the February 15th immediately following the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity Option, or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. The Appendix to this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among two ways to allocate your contributions under your contract: self-directed and principal assurance.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

You can elect this allocation program with a minimum initial contribution of $5,000. You select a fixed maturity option and we specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

For example, if your initial contribution is $10,000, and on July 15, 1999 you chose the fixed maturity option with a maturity date of February 15, 2009, since the rate to maturity was 5.56% on July 15, 1999, we would have allocated $5,949.36 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA or Flexible Premium IRA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA funds are sufficient to meet your required minimum distributions. See "Tax information."

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

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22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), and (ii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract. However, some states require that we refund the full amount of your contribution (not reflecting (i) and (ii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our Processing Office, or your registered representative, can provide you with the cancellation instructions.

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                                           DETERMINING YOUR CONTRACT'S VALUE  23
--------------------------------------------------------------------------------


2
Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

Your "account value" is the total of the values you have in the variable investment options and the market adjusted amounts in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses."

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less the annual administrative charge and less any withdrawal charge that may apply if you surrender your contract. The 10% free withdrawal amount does not apply if you surrender your contract. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks and administrative expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options. In addition, when we deduct the annual administrative charge and any withdrawal charge the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

--------------------------------------------------------------------------------
24  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------


3
Transferring your money among investment options


--------------------------------------------------------------------------------


TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our Processing Office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

We will confirm all transfers in writing.

DOLLAR COST AVERAGING

Dollar cost averaging allows you to gradually transfer amounts from the Alliance Money Market option to the other variable investment options by periodically transferring approximately the same dollar amount to the other variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

If your value in the Alliance Money Market option is at least $2,000, you may choose, at any time, to have a specified dollar amount of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $50. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The dollar cost averaging program will then end. You may change the transfer amount once each contract year, or cancel this program at any time.

                    ----------------------------------------

You may not elect dollar cost averaging if you are participating in the rebalancing program.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

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                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  25
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(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. You must rebalance your entire account value in the variable investment options.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your registered representative or other financial adviser before electing the program.
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You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested and then cancel the rebalancing program.

You may not elect the rebalancing program if you are participating in the dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

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26  ACCESSING YOUR MONEY
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4
Accessing your money


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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

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                                         METHOD OF WITHDRAWAL
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                                                SUBSTANTIALLY        MINIMUM
 CONTRACT           LUMP SUM      SYSTEMATIC       EQUAL          DISTRIBUTION
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 NQ                   Yes           Yes             No                 No
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 Rollover IRA         Yes           Yes             Yes                Yes
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 Flexible
   Premium IRA        Yes           Yes             Yes                Yes
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 Roth Conversion
   IRA                Yes           Yes             Yes                No
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 Flexible
   Premium
   Roth IRA           Yes           Yes             Yes                No
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LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. The minimum amount you may withdraw is $300. If your account value is less than $500 after a withdrawal, we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Lump sum withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.

SYSTEMATIC WITHDRAWALS
(All contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly, and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

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                                                        ACCESSING YOUR MONEY  27
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You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

Substantially equal withdrawals are not subject to a withdrawal charge.

MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA and Flexible Premium IRA contracts only - See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250, or if less your account value. If your account value is less than $500 after the withdrawal, we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

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For Rollover IRA and Flexible Premium IRA contracts, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).
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HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our Processing Office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any

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28  ACCESSING YOUR MONEY
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amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

CHOOSING YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator Express offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the six different annuity payout options listed below. Restrictions apply, depending on the type of contract you own.

----------------------------------------------------------
 Annuity payout options     Life annuity
                            Life annuity -- period
                             certain
                            Life annuity -- refund
                             certain
                            Period certain annuity
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 Income Manager payout      Life annuity with a period
   options                   certain
                            Period certain annuity
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ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity -- period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. A life annuity with a period certain of 10 years is the normal form of annuity under the contracts. The period certain cannot extend beyond the annuitant's life expectancy.

o Life annuity -- refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

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                                                        ACCESSING YOUR MONEY  29
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The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

The following annuity payout options are available as variable annuities:

o   Life annuity (except in New York).

o   Life annuity -- period certain.

o   Joint and survivor life annuity (100% to survivor).

o   Joint and survivor life period certain annuity (100% to survivor).

Variable annuities may be funded through your choice of variable investment options investing in Portfolios of The Hudson River Trust. The contract also offers a fixed annuity payout option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity Unit Values" in the SAI.

We may offer other payout options not outlined here. Your registered representative can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin.

Unless you choose a different payout option, we will pay annuity payments under a life annuity with a certain period of 10 years. You choose whether these payments will be either fixed or variable.

You can choose the date annuity payments begin but it may not be earlier than one year from the contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

The amount we apply to provide annuity payments will depend on the type of payout option you select. If you select a payout option that provides for payments for the rest of the annuitant's life, then we will apply your account value. If you select a payout option that provides for payments for a period certain, then we will apply your cash value. However, if the period certain is more than five years, we will apply not less than 95% of the account value. Amounts in the fixed maturity options that are applied to a payout option before a maturity date will result in a market value adjustment.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the

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30  ACCESSING YOUR MONEY
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form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

INCOME MANAGER PAYOUT OPTIONS

Two Income Manager payout options are also available. These are the Income Manager (Life Annuity with a Period Certain) and the Income Manager (Period Certain).

The Income Manager (Life Annuity with a Period Certain) provides guaranteed payments for the annuitant's life or for the annuitant's life and the life of a joint annuitant. The Income Manager (Period Certain) provides payments for a specified period. The contract owner and annuitant must meet the issue age and payment requirements. Both Income Manager annuities provide guaranteed level payments (NQ and IRA contracts). The Income Manager (Life Annuity with a Period Certain) also provides guaranteed increasing payments (NQ contracts only).

If you apply only part of the account value of your contract to either of the Income Manager payout annuities we will consider it a withdrawal and may deduct a withdrawal charge. We will not deduct a withdrawal charge if you apply all of your account value at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals). However, a new withdrawal charge schedule will apply under the Income Manager annuity. For purposes of the withdrawal charge schedule, the year in which your account value is applied under the Income Manager annuity will be "contract year 1." In addition, we will not deduct a withdrawal charge if you apply all of your account value from your Equitable Accumulator Express contract when the dollar amount of the withdrawal charge under such contract is 2% or less. This means that no withdrawal charge schedule will apply under the Income Manager payout annuity contract.

You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the Income Manager annuity. No additional contributions will be permitted under an Income Manager (Life Annuity with a Period Certain).

You also may apply your account value to an Income Manager (Period Certain) annuity once withdrawal charges are no longer in effect under your contract. No withdrawal charges will apply under that Income Manager annuity.

The Income Manager annuities are described in a separate prospectus. Copies of the most current version are available from your registered representative. To purchase an Income Manager annuity we also require the return of your contract. We will issue an Income Manager annuity to put one of the payout annuities into effect. Depending upon your circumstances, this may be done on a tax-free basis. Please consult your tax adviser.

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                                                        CHARGES AND EXPENSES  31
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Charges and expenses


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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option.

o   A mortality and expense risks charge

o   An administrative charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract. When we deduct these charges from the fixed maturity options, a market value adjustment may apply.

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o At the time annuity payments are to begin -- charges for state premium and other taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your registered representative for more information.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the minimum death benefit. The daily charge is equivalent to an annual rate of 0.70% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charges described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year, is less than $25,000 under NQ contracts and $20,000 under IRA contracts. If your account value on such date is $25,000 or more for NQ ($20,000 or more for IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.

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32  CHARGES AND EXPENSES
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WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

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                                        CONTRACT YEAR
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                    1      2      3      4       5       6        7       8+
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 Percentage of
   contribution     7%     6%     5%     4%      3%      2%      1%       0%
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For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 10% free withdrawal amount does not apply if you surrender your contract.

Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less contributions that have not been withdrawn (earnings in the contract), and (2) the 10% free withdrawal amount defined above.

MINIMUM DISTRIBUTIONS. The withdrawal charge does not apply to withdrawals taken under our minimum distribution withdrawal option. However, those withdrawals are counted towards the 10% free withdrawal amount if you also make a lump sum withdrawal in any contract year.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

CHARGES THAT THE TRUSTS DEDUCT

The Hudson River Trust and EQ Advisors Trust each deducts charges for the following types of fees and expenses:

o   Investment advisory fees ranging from 0.25% to 1.15%.

o   12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

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                                                       CHARGES AND EXPENSES  33
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o   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for The Hudson River Trust and EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of The Hudson River Trust or EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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34  PAYMENT OF DEATH BENEFIT
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6
Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our Processing Office. We are not responsible for any beneficiary change request that we do not receive. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

The death benefit is equal to your account value, or, if greater, the minimum death benefit. The minimum death benefit is equal to your total contributions less withdrawals. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant.

For Rollover IRA and Flexible Premium IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a successor owner. You may name a specific successor owner at any time by sending satisfactory notice to our Processing Office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout

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                                                    PAYMENT OF DEATH BENEFIT  35
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options we offer at the time. See "Choosing your annuity payout options" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current minimum death benefit, if it is higher than the account value. In determining whether the minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

BENEFICIARY CONTINUATION OPTION FOR ROLLOVER IRA AND FLEXIBLE PREMIUM IRA CONTRACTS

Upon your death under a Rollover IRA or Flexible Premium IRA contract, a non-spouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum.

If you die AFTER the "Required Beginning Date" (see "Tax information") for required minimum distributions, the contract will continue if:

(a) you were receiving minimum distribution withdrawals from this contract; and

(b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available to them. You should contact our Processing Office for further information.

If you die BEFORE the Required Beginning Date (and therefore you were not taking minimum distribution withdrawals under the contract), an eligible beneficiary may take minimum distribution withdrawals under the contract. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. That amount will be used to provide the withdrawals. If the eligible beneficiary elects as described in the next paragraph, these withdrawals will begin by December 31st of the calendar year following your death. These withdrawals will be based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. An eligible beneficiary can choose instead to continue the contract in your name without having to take annual withdrawals. If the beneficiary chooses this option, all amounts must be distributed from the contract by December 31 of the fifth calendar year following your death.

The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. If no election is made within 30 days to:
(1) receive the death benefit, or (2) continue the contract and take annual withdrawals as described above, or (3) defer payment of the account value for up to five years, the death benefit will be paid to the beneficiary according to our standard procedures.

While the contract continues in your name, the beneficiary may make transfers among the investment options. However, additional contributions will not be permitted and the death benefit provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value and no withdrawal charges will apply.

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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator Express contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA Roth Conversion IRA or Flexible Premium Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount

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of the payment. For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o The owner and the annuitant are the same under the source contract and the Equitable Accumulator Express NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator Express NQ contract.

Surrenders

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

Death benefit payments made to a beneficiary after your death

For the rules applicable to death benefits, see "Payment of death benefit" and "When an NQ contract owner dies before the annuitant" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your

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personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are several types of IRAs, as follows:

o   "traditional IRAs," typically funded on a pre-tax basis;

o   Roth IRAs, first available in 1998, funded on an after-tax basis; and

o SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http://www.irs.ustreas.gov).

Equitable Life designs its traditional IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator Express IRA contract has been approved by the IRS as to form for use as a traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator Express IRA contract.

CANCELLATION

You can cancel an Equitable Accumulator Express IRA contract by following the directions under "Your right to cancel within a certain number of days" earlier in the prospectus. You can cancel an Equitable Accumulator Express Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Express Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o   regular contributions out of earned income or compensation; or

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o   tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

Regular traditional IRA, direct transfer, and rollover contributions may be made to a Flexible Premium IRA contract. We only permit direct transfer and rollover contributions under a Rollover IRA contract. See "Rollovers and transfers" below.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age
70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) IS BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

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Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

($10,000-excess AGI)     times     $2,000 (or earned     Equals     the adjusted
--------------------       x        income, if less)        =       deductible
  divided by $10,000                                                contribution
                                                                    limit

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o   regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

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(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o   qualified plans;

o   TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
    and

o   other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o   Do it yourself
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover
    You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o   only after-tax contributions you made to the plan; or

o   required minimum distributions after age 70 1/2 or separation from service;
    or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o   a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   a death benefit payment to a beneficiary who is not your surviving spouse;
    or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases,

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traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receives them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan, and

o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment, if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your "required beginning date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the

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first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum

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distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your required beginning date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your required beginning date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER. If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age
59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

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To meet this last exception, you could elect to apply your contract value to an Income Manager (Life Annuity with a Period Certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator Express Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o   tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

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o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o   another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable "conversion" rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS. In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.)

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

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You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. (For this purpose, your adjusted gross income is computed without the gross income stemming from the traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o   Rollovers from a Roth IRA to another Roth IRA;

o   Direct transfers from a Roth IRA to another Roth IRA;

o   "Qualified Distributions" from Roth IRAs; and

o   Return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you reach age 59 1/2; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Non- qualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

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REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and

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claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.

IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

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ABOUT OUR SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of our Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts, including these contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding Portfolio of The Hudson River Trust and EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 49;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT THE HUDSON RIVER TRUST AND EQ ADVISORS TRUST

The Hudson River Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each trust issues different shares relating to each Portfolio.

The Hudson River Trust and EQ Advisors Trust do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a trust's shares are reinvested in full. The Boards of Trustees of The Hudson River Trust and EQ Advisors Trust each may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about The Hudson River Trust and EQ Advisors Trust, their investment objectives, policies, restrictions, risks, expenses, their Rule 12b-1 Plans relating to their Class IB shares, and other aspects of their operations, appears in their prospectuses attached at the end of this prospectus, or in their SAIs which are available upon request.

PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of newly created Portfolios of the EQ Advisors Trust for each of The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any

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Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of variable investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.

o   We will bear all expenses directly relating to the Substitution transaction.

o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisors Trust Portfolios may have slightly higher expense ratios.

o On the effective date of the Substitution transaction, your account value (i.e., the units you own) in the variable investment options will be the same as before the transaction.

o   The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about EQ Advisors Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual.

We will notify you when we receive SEC approval and the Substitution is complete.

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity for new allocations as of July 15, 1999 and the related price per $100 of maturity value were as follows:

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  FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 15TH      RATE TO MATURITY          PRICE
  MATURITY DATE OF          AS OF            PER $100 OF
   MATURITY YEAR        JULY 15, 1999       MATURITY VALUE
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       2000                3.36%                $ 98.07
       2001                4.37%                $ 93.42
       2002                4.70%                $ 88.78
       2003                5.09%                $ 83.67
       2004                5.18%                $ 79.30
       2005                5.29%                $ 74.95
       2006                5.37%                $ 70.83
       2007                5.40%                $ 67.07
       2008                5.50%                $ 63.12
       2009                5.56%                $ 59.49

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HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

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    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
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If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

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Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS

We accept initial contributions sent by wire to our Processing Office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions."

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA or Roth Conversion IRA contracts.

AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our Processing Office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our Processing Office.

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DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading. We calculate unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern time. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of The Hudson River Trust and EQ Advisors Trust we have the right to vote on certain matters involving the Portfolios, such as:

o   the election of trustees;

o   the formal approval of independent auditors selected for each trust; or

o any other matters described in the prospectuses for the trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Advisors Trust shares are sold only to our separate accounts and an affiliated qualified plan trust. The Hudson River Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Hudson River Trust Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what

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action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. With respect to vendors and service providers considered non-critical, we believe we are on schedule for substantially all such vendors and service providers to be confirmed by September 30, 1999 as year 2000 compliant or be the subject of a satisfactory plan for compliance. If such confirmation is not received by September 30, 1999, the vendor or service provider will be replaced, eliminated, or be the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, (P.L. 105-271) (1998).

ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

--------------------------------------------------------------------------------
56  MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


ABOUT OUR INDEPENDENT ACCOUNTANTS

The financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our Processing Office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of an IRA contract except by surrender to us. Loans are not available and you cannot assign IRA contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Payment of death benefit" and "Beneficiary continuation option for Rollover IRA and Flexible Premium IRA contracts." You may direct the transfer of the values under your IRA contract to another similar arrangement. Under federal income tax rules, in the case of such a transfer, we will impose a withdrawal charge, if one applies.

DISTRIBUTION OF THE CONTRACTS

Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. Under a distribution agreement between EDI, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $35,452,793 for 1998, $9,566,343 for 1997, and $87,157 for 1996, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.

The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation will generally not exceed 7% of total contributions made under the contracts. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion of it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.

--------------------------------------------------------------------------------
                                                     INVESTMENT PERFORAMANCE  57
--------------------------------------------------------------------------------


9
Investment performance


--------------------------------------------------------------------------------

We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the Portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, including the withdrawal charge, the annual administrative charge but do not reflect the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the withdrawal charge, the annual administrative charge or the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the Portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the Portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time as of the date of this prospectus.

In addition, we have adjusted the results prior to October 1996, when The Hudson River Trust Class IB shares were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since Portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the Portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed Portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charges, or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

--------------------------------------------------------------------------------
58  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------
 ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
   Index.
 ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index. ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.
 ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
   Standard & Poor's Mid-Cap Total Return Index.
 ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.
 EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.
 BT EQUITY 500 INDEX: Standard & Poor's 500 Index.
 BT SMALL COMPANY INDEX: Russell 2000 Index.
 BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
 CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index. CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.
 CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
 JPM CORE BOND: Salomon Brothers Broad Investment Grade Bond. LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.
 LAZARD SMALL CAP VALUE: Russell 2000 Index.
 MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.
 MFS RESEARCH: Standard & Poor's 500 Index.
 MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.
 MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
   Capital International Emerging Markets Free Price Return Index. EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
   Index.
 EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index. EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
   International Europe, Australia, Far East Index.
------------------------------------------------------------------

LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator Express performance relative to other variable annuity products.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  59
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 1
  AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       LENGTH OF INVESTMENT PERIOD
                                        -------------------------------------------------------------------------------------------
                                                                                                       SINCE           SINCE
                                                  1              3            5           10          OPTION        PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                    YEAR          YEARS        YEARS        YEARS       INCEPTION*     INCEPTION**
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                           (5.00)%        0.11%        0.78%        1.77%         (1.00)%         3.62%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                            (15.15)%        6.24         5.94%        7.76%          0.00%          7.03%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                           18.27%        22.66%       18.00%       15.37%         16.22%         13.73%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       (9.88)%        5.61%        7.46%       16.13%         (1.06%)        14.94%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                      (14.24)%           -            -            -           4.05%          4.05%
-----------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                             14.46%            -            -            -          14.46%         14.46%
-----------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                         (12.18)%           -            -            -         (12.18)%       (12.18)%
-----------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                    9.57%            -            -            -           9.57%          9.57%
-----------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                   (1.17)%           -            -            -          (1.17)%        (1.17)%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                           9.54%            -            -            -           9.54%          9.54%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                         (16.79)%           -            -            -         (16.79)%       (16.79)%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research                                    13.47%            -            -            -          14.07%         14.07%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                   23.57%            -            -            -          22.41%         22.41%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity         (36.16)%           -            -            -         (36.16)%       (29.85)%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  2.52%            -            -            -           8.59%          8.59%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                      25.29%            -            -            -          24.44%         24.44%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   8.97%            -            -            -           8.51%          8.51%
-----------------------------------------------------------------------------------------------------------------------------------

* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and Alliance Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, and Morgan Stanley Emerging Markets Equity (December 31, 1997). The inception dates for the variable investment options that became available on or after December 31, 1998, and are therefore not shown in this table are: MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).

** The Portfolio inception dates are: Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13,
    1976); Alliance Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value (December 31, 1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the Portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are: MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30, 1999).

--------------------------------------------------------------------------------
60  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

                                     TABLE 2
       GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998:

--------------------------------------------------------------------------------------------------------------------
                                                               LENGTH OF INVESTMENT PERIOD
--------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE
                                               1             3              5              10        PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                 YEAR          YEARS          YEARS          YEARS       INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Alliance Money Market                    $   949.98     $ 1,003.44     $ 1,039.58     $ 1,191.64    $  1,896.30
--------------------------------------------------------------------------------------------------------------------
Alliance High Yield                      $   848.46     $ 1,199.02     $ 1,334.61     $ 2,112.25    $  2,261.00
--------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                    $ 1,182.73     $ 1,845.35     $ 2,287.83     $ 4,179.19    $ 19,281.51
--------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                $   901.18     $ 1,177.98     $ 1,432.82     $ 4,461.09    $  6,109.06
--------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                $   857.57              -              -              -    $  1,082.73
--------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                      $ 1,144.61              -              -              -    $  1,144.61
--------------------------------------------------------------------------------------------------------------------
BT Small Company Index                   $   878.25              -              -              -    $    878.25
--------------------------------------------------------------------------------------------------------------------
BT International Equity Index            $ 1,095.71              -              -              -    $  1,095.71
--------------------------------------------------------------------------------------------------------------------
JPM Core Bond                            $   988.30              -              -              -    $    988.30
--------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                   $ 1,095.42              -              -              -    $  1,095.42
--------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                   $   832.09              -              -              -    $    832.09
--------------------------------------------------------------------------------------------------------------------
MFS Research                             $ 1,134.71              -              -              -    $  1,301.26
--------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            $ 1,235.75              -              -              -    $  1,498.31
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity   $   638.44              -              -              -    $    492.15
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value          $ 1,025.15              -              -              -    $  1,179.17
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth               $ 1,252.90              -              -              -    $  1,548.55
--------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity           $ 1,089.73              -              -              -    $  1,177.46
--------------------------------------------------------------------------------------------------------------------

----------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  61
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                     TABLE 3
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:



-----------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE
                                                                                                     PORTFOLIO
                                       1 YEAR       3 YEARS     5 YEARS     10 YEARS     20 YEARS    INCEPTION*
-----------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                  4.08%        4.10%       3.91%        4.32%           -          5.80%
-----------------------------------------------------------------------------------------------------------------
 Lipper Money Market                    4.84%        4.87%       4.77%        5.20%           -          6.77%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                              5.05%        5.18%       5.11%        5.44%           -          6.76%
-----------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                   (6.28)%      10.02%       8.67%           -            -          9.17%
-----------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield             (0.44)%       8.21%       7.37%        9.34%           -          8.97%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                              3.66%        9.11%       9.01%       11.08%           -         10.72%
-----------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                 27.83%       26.07%      20.45%       17.21%       17.18%        14.99%
-----------------------------------------------------------------------------------------------------------------
 Lipper Growth                         22.86%       22.23%      18.63%       16.72%       16.30%        16.01%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                             28.58%       28.23%      24.06%       19.21%       17.76%        15.98%
-----------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK             (0.90)%       9.41%      10.12%       17.46%           -         16.35%
-----------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                 12.16%       16.33%      14.87%       15.44%           -         13.69%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                              8.28%       17.77%      15.56%       16.49%           -         14.78%
-----------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH             (5.35)%          -           -            -            -         10.98%
-----------------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth           (0.33)%          -           -            -            -         16.72%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                              1.23%           -           -            -            -         16.58%
-----------------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX                   23.94%           -           -            -            -         23.94%
-----------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                  26.78%           -           -            -            -         26.78%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                             28.58%           -           -            -            -         28.58%
-----------------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX                (3.24)%          -           -            -            -         (3.24)%
-----------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                       1.53%           -           -            -            -          1.53%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                             (2.54)%          -           -            -            -         (2.54)%
-----------------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX         18.95%           -           -            -            -         18.95%
-----------------------------------------------------------------------------------------------------------------
 Lipper International                  12.17%           -           -            -            -         12.17%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                             20.00%           -           -            -            -         20.00%
-----------------------------------------------------------------------------------------------------------------
 JPM CORE BOND                          7.99%           -           -            -            -          7.99%
-----------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment
  Grade Debt                            7.23%           -           -            -            -          7.23%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                              8.72%           -           -            -            -          8.72%
-----------------------------------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE                18.92%           -           -            -            -         18.92%
-----------------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation           24.16%           -           -            -            -         24.16%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                             28.58%           -           -            -            -         28.58%
-----------------------------------------------------------------------------------------------------------------
 LAZARD SMALL CAP VALUE                (7.95)%          -           -            -            -         (7.95)%
-----------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                       1.53%           -           -            -            -          1.53%
-----------------------------------------------------------------------------------------------------------------
 Benchmark                             (2.54)%          -           -            -            -         (2.54)%
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
62  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                              TABLE 3 (CONTINUED)
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:



-------------------------------------------------------------------------------------------------------------------
                                                                                                      SINCE
                                                                                                    PORTFOLIO
                                       1 YEAR       3 YEARS     5 YEARS    10 YEARS    20 YEARS     INCEPTION*
-------------------------------------------------------------------------------------------------------------------
    MFS RESEARCH                        22.93%        -            -           -           -          23.25%
-------------------------------------------------------------------------------------------------------------------
     Lipper Growth                      25.82%        -            -           -           -          28.73%
-------------------------------------------------------------------------------------------------------------------
     Benchmark                          28.58%        -            -           -           -          31.63%
-------------------------------------------------------------------------------------------------------------------
    MFS EMERGING GROWTH
     COMPANIES                          33.24%        -            -           -           -          33.57%
-------------------------------------------------------------------------------------------------------------------
     Lipper Mid-Cap                     15.97%        -            -           -           -          22.72%
-------------------------------------------------------------------------------------------------------------------
     Benchmark                          (2.54)%       -            -           -           -          14.53%
-------------------------------------------------------------------------------------------------------------------
    MORGAN STANLEY EMERGING
     MARKETS EQUITY                    (27.71)%       -            -           -           -         (33.35)%
-------------------------------------------------------------------------------------------------------------------
     Lipper Emerging Markets           (30.50)%       -            -           -           -         (36.28)%
-------------------------------------------------------------------------------------------------------------------
     Benchmark                         (25.34)%       -            -           -           -         (28.92)%
-------------------------------------------------------------------------------------------------------------------
    EQ/PUTNAM GROWTH & INCOME
     VALUE                              11.75%        -            -           -           -          16.50%
-------------------------------------------------------------------------------------------------------------------
     Lipper Growth & Income             15.54%        -            -           -           -          21.32%
-------------------------------------------------------------------------------------------------------------------
     Benchmark                          28.58%        -            -           -           -          31.63%
-------------------------------------------------------------------------------------------------------------------
    EQ/PUTNAM INVESTORS GROWTH          34.99%        -            -           -           -          36.08%
-------------------------------------------------------------------------------------------------------------------
     Lipper Growth                      25.82%        -            -           -           -          28.73%
-------------------------------------------------------------------------------------------------------------------
     Benchmark                          28.58%        -            -           -           -          31.63%
-------------------------------------------------------------------------------------------------------------------
    EQ/PUTNAM INTERNATIONAL
     EQUITY                             18.34%        -            -           -           -          16.41%
-------------------------------------------------------------------------------------------------------------------
     Lipper International               12.17%        -            -           -           -           9.06%
-------------------------------------------------------------------------------------------------------------------
     Benchmark                          20.00%        -            -           -           -          13.43%
-------------------------------------------------------------------------------------------------------------------

----------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  63
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                     TABLE 4
         CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SINCE
                                                                                                                PORTFOLIO
                                       1 YEAR        3 YEARS       5 YEARS     10 YEARS        20 YEARS         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                  4.08%         12.81%        21.14%       52.62%               -           167.86%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                    4.84%         15.34%        26.25%       66.09%               -           214.68%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                              5.05%         16.35%        28.27%       69.88%               -           214.45%
-------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                   (6.28)%        33.18%        51.57%           -                -           186.45%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield             (0.44)%        26.80%        43.00%      145.62%               -           182.21%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                              3.66%         29.90%        53.96%      186.01%               -           239.69%
-------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                 27.83%        100.38%       153.56%      389.49%        2,284.72%        2,373.10%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                         22.86%         84.52%       138.97%      388.00%        2,185.68%        3,490.04%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                             28.58%        110.85%       193.91%      479.62%        2,530.43%        2,919.92%
-------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK             (0.90)%        30.98%        61.91%      399.92%               -           608.45%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                 12.16%         58.64%       102.73%      334.88%               -           448.32%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                              8.28%         63.35%       106.12%      360.30%               -           494.67%
-------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH             (5.35)%            -             -            -                -            18.99%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth           (0.33)%            -             -            -                -            28.98%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                              1.23%             -             -            -                -            29.23%
-------------------------------------------------------------------------------------------------------------------------------
 BT EQUITY 500 INDEX                   23.94%             -             -            -                -            23.94%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                  26.78%             -             -            -                -            26.78%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                             28.58%             -             -            -                -            28.58%
-------------------------------------------------------------------------------------------------------------------------------
 BT SMALL COMPANY INDEX                (3.24)%            -             -            -                -            (3.24)%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                       1.53%             -             -            -                -             1.49%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                             (2.54)%            -             -            -                -            (2.54)%
-------------------------------------------------------------------------------------------------------------------------------
 BT INTERNATIONAL EQUITY INDEX         18.95%             -             -            -                -            18.95%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper International                  12.17%             -             -            -                -            12.23%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                             20.00%             -             -            -                -            20.00%
-------------------------------------------------------------------------------------------------------------------------------
 JPM CORE BOND                          7.99%             -             -            -                -             7.99%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment
  Grade Debt                            7.23%             -             -            -                -             7.23%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                              8.72%             -             -            -                -             8.72%
-------------------------------------------------------------------------------------------------------------------------------
 LAZARD LARGE CAP VALUE                18.92%             -             -            -                -            18.92%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation           24.16%             -             -            -                -            24.09%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                             28.58%             -             -            -                -            28.58%
-------------------------------------------------------------------------------------------------------------------------------
 LAZARD SMALL CAP VALUE                (7.95)%            -             -            -                -            (7.95)%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                       1.53%             -             -            -                -             1.53%
-------------------------------------------------------------------------------------------------------------------------------
 Benchmark                             (2.54)%            -             -            -                -            (2.54)%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
64  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                               TABLE 4 (CONTINUED)
         CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE
                                                                                                  PORTFOLIO
                                     1 YEAR       3 YEARS     5 YEARS    10 YEARS    20 YEARS     INCEPTION*
-----------------------------------------------------------------------------------------------------------------
    MFS RESEARCH                      22.93%         -            -          -           -          41.74%
-----------------------------------------------------------------------------------------------------------------
     Lipper Growth                    25.82%         -            -          -           -          52.86%
-----------------------------------------------------------------------------------------------------------------
     Benchmark                        28.58%         -            -          -           -          57.60%
-----------------------------------------------------------------------------------------------------------------
    MFS EMERGING GROWTH
     COMPANIES                        33.24%         -            -          -           -          62.08%
-----------------------------------------------------------------------------------------------------------------
     Lipper Mid-Cap                   15.97%         -            -          -           -          42.16%
-----------------------------------------------------------------------------------------------------------------
     Benchmark                        (2.54)%        -            -          -           -          25.40%
-----------------------------------------------------------------------------------------------------------------
    MORGAN STANLEY EMERGING
     MARKETS EQUITY                  (27.71)%        -            -          -           -         (42.51)%
-----------------------------------------------------------------------------------------------------------------
     Lipper Emerging Markets         (30.50)%        -            -          -           -         (45.67)%
-----------------------------------------------------------------------------------------------------------------
     Benchmark                       (25.34)%        -            -          -           -         (36.71)%
-----------------------------------------------------------------------------------------------------------------
    EQ/PUTNAM GROWTH &
     INCOME VALUE                     11.75%         -            -          -           -          29.03%
-----------------------------------------------------------------------------------------------------------------
     Lipper Growth & Income           15.54%         -            -          -           -          38.49%
-----------------------------------------------------------------------------------------------------------------
     Benchmark                        28.58%         -            -          -           -          57.60%
-----------------------------------------------------------------------------------------------------------------
    EQ/PUTNAM INVESTORS
     GROWTH                           34.99%         -            -          -           -          67.21%
-----------------------------------------------------------------------------------------------------------------
     Lipper Growth                    25.82%         -            -          -           -          52.86%
-----------------------------------------------------------------------------------------------------------------
     Benchmark                        28.58%         -            -          -           -          57.60%
-----------------------------------------------------------------------------------------------------------------
    EQ/PUTNAM INTERNATIONAL
     EQUITY                           18.34%         -            -          -           -          28.85%
-----------------------------------------------------------------------------------------------------------------
     Lipper International             12.17%         -            -          -           -          15.88%
-----------------------------------------------------------------------------------------------------------------
     Benchmark                        20.00%         -            -          -           -          23.42%
-----------------------------------------------------------------------------------------------------------------

----------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  65
--------------------------------------------------------------------------------

                                     TABLE 5
                          YEAR-BY-YEAR RATES OF RETURN:


---------------------------------------------------------------------------------------------------------------------------------
                                          1989    1990    1991     1992     1993   1994     1995    1996      1997     1998
---------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                    7.88%   6.94%    4.92%    2.32%    1.73%  2.77%    4.48%    4.06%    4.16%     4.08%
---------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                      3.88%  (2.31)%  22.98%   10.96%   21.68% (3.95)%  18.49%   21.40%   17.05%    (6.26)%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                   24.10%  (9.22)%  36.24%    1.98%   23.33% (3.31)%  30.87%   22.78%   27.67%    27.83%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock               41.79%   6.87%   84.64%   (4.32)%  15.35% (4.96)%  30.07%   20.73%    9.48%    (0.90)%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                   -       -        -        -        -      -        -        -    25.71%+   (5.35)%
---------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                         -       -        -        -        -      -        -        -        -     23.94%
---------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                      -       -        -        -        -      -        -        -        -     (3.24)%
---------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index               -       -        -        -        -      -        -        -        -     18.95%
---------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                               -       -        -        -        -      -        -        -        -      7.99%
---------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                      -       -        -        -        -      -        -        -        -     18.92%
---------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                      -       -        -        -        -      -        -        -        -     (7.95)%
---------------------------------------------------------------------------------------------------------------------------------
MFS Research                                -       -        -        -        -      -        -        -    15.30%+   22.93%
---------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies               -       -        -        -        -      -        -        -    21.64%+   33.24%
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity      -       -        -        -        -      -        -        -   (20.47)%+ (27.71)%
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value             -       -        -        -        -      -        -        -    15.46%+   11.75%
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                  -       -        -        -        -      -        -        -    23.86%+   34.99%
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity              -       -        -        -        -      -        -        -     8.88%+   18.34%
---------------------------------------------------------------------------------------------------------------------------------

----------

+ Returns for these Portfolios represent less than 12 months of performance. The returns are as of each Portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
66  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o   data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:


--------------------------------------------------------------------------------
 Barron's                                      Money Management Letter
--------------------------------------------------------------------------------
 Morningstar's Variable Annuity Sourcebook     Investment Dealers Digest
--------------------------------------------------------------------------------
 Business Week                                 National Underwriter
--------------------------------------------------------------------------------
 Forbes                                        Pension & Investments
--------------------------------------------------------------------------------
 Fortune                                       USA Today
--------------------------------------------------------------------------------
 Institutional Investor                        Investor's Business Daily
--------------------------------------------------------------------------------
 Money                                         The New York Times
--------------------------------------------------------------------------------
 Kiplinger's Personal Finance                  The Wall Street Journal
--------------------------------------------------------------------------------
 Financial Planning                            The Los Angeles Times
--------------------------------------------------------------------------------
 Investment Adviser                            The Chicago Tribune
--------------------------------------------------------------------------------
 Investment Management Weekly
--------------------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed Portfolios into 25 categories by Portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The yields and effective yields assume the deduction of all contract charges and expenses other than the withdrawal

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

charge, the annual administrative charge, and any charge for taxes such as premium tax. See "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

--------------------------------------------------------------------------------
68  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------


10
Incorporation of certain
documents by reference


--------------------------------------------------------------------------------

     Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, and a current report on Form 8-K dated September 1, 1999, and quarterly report on Form 10-Q for the quarter ended March 31, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

     After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

     Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

     We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

     Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

--------------------------------------------------------------------------------
                                   APPENDIX: MARKET VALUE ADJUSTMENT EXAMPLE A-1
--------------------------------------------------------------------------------


Appendix: Market value adjustment example


--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2000 to a fixed maturity option with a maturity date of February 15, 2009 (nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.

-------------------------------------------------------------------------------------------------
                                                                      ASSUMED RATE TO MATURITY
                                                                        ON FEBRUARY 15, 2004
                                                                    -----------------------------
                                                                        5.00%        9.00%
-------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
-------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                           $144,048    $ 119,487
-------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                            $131,080    $ 131,080
-------------------------------------------------------------------------------------------------
(3) Market value adjustment:
    (1) - (2)                                                        $ 12,968    $ (11,593)
-------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
-------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
    (3) x [$50,000/(1)]                                              $  4,501    $  (4,851)
-------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount:
   [$50,000 - (4)]                                                   $ 45,499    $  54,851
-------------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                 $ 85,581    $  76,229
-------------------------------------------------------------------------------------------------
(7) Maturity value                                                   $120,032    $ 106,915
-------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                    $ 94,048    $  69,487
-------------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Statement of additional information


--------------------------------------------------------------------------------


TABLE OF CONTENTS


                                                                                           PAGE
Unit Values                                                                                 2
Annuity Unit Values                                                                         2
Custodian and Independent Accountants                                                       3
Yield Information for the Alliance Money Market Option and Alliance High Yield Option       3
Long-Term Market Trends                                                                     5
Key Factors in Retirement Planning                                                          7
Financial Statements                                                                       11

HOW TO OBTAIN AN EQUITABLE ACCUMULATOR EXPRESS STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Equitable Accumulator Express
  P.O. Box 1547
  Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an Equitable Accumulator Express SAI for Separate Account No. 49 dated September 2, 1999.


------------------------------------------------------------------------------
Name:


------------------------------------------------------------------------------
Address:


------------------------------------------------------------------------------
City           State     Zip



(SAI 9A(9/99)

EQUITABLE ACCUMULATOR EXPRESS(SM)          THE EQUITABLE LIFE ASSURANCE SOCIETY
A combination variable and fixed deferred  OF THE UNITED STATES
annuity contract                           1290 AVENUE OF THE AMERICAS
                                           NEW YORK, NEW YORK 10104
STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 2, 1999
--------------------------------------------------------------------------------

This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the related Equitable Accumulator Express prospectus, dated September 2, 1999. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options, that fund the contracts. Each variable investment option is a subaccount of Equitable Life's Separate Account No. 49. The fixed maturity options are part of Equitable Life's general account. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the Processing Office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your registered representative.


TABLE OF CONTENTS

Unit Values                                            2
Annuity Unit Values                                    2
Custodian and Independent Accountants                  3
Yield Information for the Alliance Money Market
   Option and Alliance High Yield Option               3
Long-Term Market Trends                                5
Key Factors in Retirement Planning                     7
Financial Statements                                  11



   Copyright 1999 The Equitable Life Assurance Society of the United States.
         All rights reserved. Accumulator Express is a service mark of The Equitable Life Assurance Society of the United States.

SAI 9A 9/99

--------------------------------------------------------------------------------
2
--------------------------------------------------------------------------------


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UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Equitable Accumulator Express.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

     (a/b) - c

where:

(a)is the value of the variable investment option's shares of the corresponding Portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by The Hudson River Trust or EQ Advisors Trust.

(b)is the value of the variable investment option's shares of the corresponding Portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily mortality and expense risks charge and administrative charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 0.95%.

ANNUITY UNIT VALUES

The annuity unit value for each variable investment option will be fixed at $1.00 as of the date of the prospectus for contracts with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each valuation period after that date, it is the annuity unit value for the immediately preceding valuation period multiplied by the adjusted net investment factor under the contract. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

o .00013366 of the net investment factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the net investment factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All contracts have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3 1/2% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3 1/2% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the business day specified on your election form, or on such other future date you specify. The payments are made on a monthly basis. The first three pay-ments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in your contract.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period or period certain). If the annuity involved is a life contingency, the risk class and the age of the annuitants will affect payments.

--------------------------------------------------------------------------------
                                                                               3
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--------------------------------------------------------------------------------

The amount of the fourth and each later payment will vary according to the investment performance of the variable investment options. We calculate each monthly payment by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. We calculate the number of units by dividing the first monthly payment by the annuity unit value for the valuation period. This includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Variable income annuities may also be available by separate prospectus through other separate accounts we offer.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES

To show how we determine variable annuity payments from month to month, assume that the account value on the date annuity payments are to begin is enough to fund an annuity with a monthly payment of $363. Also assume that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for the shares of The Hudson River Trust and EQ Advisors Trust owned by Separate Account No. 49.

The financial statements of Separate Account No. 49 as at December 31, 1998 and for the periods ended December 31, 1998 and 1997 and the consolidated financial statements of Equitable Life as at December 31, 1998 and 1997 and for each of the three years ended December 31, 1998 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

YIELD INFORMATION FOR THE ALLIANCE MONEY MARKET OPTION AND ALLIANCE HIGH YIELD OPTION

ALLIANCE MONEY MARKET OPTION

The Alliance Money Market option calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical contract with one unit at the beginning of the period. To determine the seven-day rate of return, the net change in the unit value is computed by subtracting the unit value at the beginning of the period from a unit value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the annual administrative charge which is not reflected in the unit value.

Unit values reflect all other accrued expenses of the Alliance Money Market option but do not reflect any withdrawal charges or charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the unit value at the beginning of the period to obtain what is called the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual administrative charge that is deducted from the Alliance Money Market option will vary for each contract depending upon the percentage of the account value allocated to the Alliance Money Market option. To determine the effect of the annual administrative charge on the yield, we start with the total dollar amounts of the charges deducted from the option during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average administrative charge factor

--------------------------------------------------------------------------------
4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


which is used in all weekly yield computations for the ensuing year. The average administrative charge factor is then divided by the number of Alliance Money Market units as of the end of the prior calendar year, and the resulting quotient is deducted form the net change in unit value for the seven-day period.

The effective yield is obtained by modifying the current yield to take into account the compounding nature of the Alliance Money Market option's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 )365/7 - 1. The Alliance Money Market option yields will fluctuate daily. Accordingly, yields for any given period do not necessarily represent future results. In addition, the value of units of the Alliance Money Market option will fluctuate and not remain constant.

ALLIANCE HIGH YIELD OPTION

The Alliance High Yield option calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical contract with one unit at the beginning of the period. To determine the 30-day rate of return, the net change in the unit value is computed by subtracting the unit value at the beginning of the period from a unit value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the annual administrative charge which is not reflected in the unit value.

Unit values reflect all other accrued expenses of the Alliance High Yield option but do not reflect any withdrawal charges or charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the unit value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual administrative charge that is deducted from the Alliance High Yield option will vary for each contract depending upon the percentage of the account value allocated to the Alliance High Yield option. To determine the effect of the annual administrative charge on the yield, we start with the total dollar amounts of the charges deducted from the option during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average administrative charge factor which is used in all 30-day yield computations for the ensuing year. The average administrative charge factor is then divided by the number of Alliance High Yield units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in unit value for the 30-day period.

The yield for the Alliance High Yield option will fluctuate daily. Accordingly, the yield for any given period does not necessarily represent future results. In addition, the value of units of the Alliance High Yield option will fluctuate and not remain constant.

ALLIANCE MONEY MARKET OPTION AND ALLIANCE HIGH YIELD OPTION YIELD INFORMATION

The yields for the Alliance Money Market option and Alliance High Yield option reflect charges that are not normally reflected in the yields of other investments. Therefore, they may be lower when compared with yields of other investments. The yields for the Alliance Money Market option and Alliance High Yield option should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the fixed maturity options. Nor should the yields be compared to the yields of money market options made available to the general public.

Because the Equitable Accumulator Express contracts described in the prospectus are being offered for the first time in 1999, no yield information is presented.

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                                                                               5
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LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the variable investment options, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of your own financial needs (for example, the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the variable investment options.

Historically, the long-term investment performance of common stocks has generally been superior to that of long- or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their account value to those variable investment options that invest in stocks.

                    GROWTH OF $1 INVESTED ON JANUARY 1, 1958
                      (VALUES ARE AS OF LAST BUSINESS DAY)

[THE FOLLOWING DATA WAS REPRESENTED AS A
SHADED AREA GRAPH IN THE PRINTED DOCUMENT:]


               Common Stock       Inflation
1958               1.00              1.00
1959               1.12              1.01
1960               1.12              1.03
1961               1.43              1.04
1962               1.30              1.05
1963               1.60              1.07
1964               1.86              1.08
1965               2.10              1.10
1966               1.88              1.14
1967               2.34              1.17
1968               2.59              1.23
1969               2.37              1.30
1970               2.47              1.37
1971               2.82              1.42
1972               3.36              1.47
1973               2.87              1.60
1974               2.11              1.79
1975               2.89              1.92
1976               3.58              2.01
1977               3.32              2.15
1978               3.54              2.34
1979               4.19              2.65
1980               5.55              2.98
1981               5.28              3.25
1982               6.41              3.37
1983               7.86              3.50
1984               8.35              3.64
1985              11.03              3.78
1986              13.07              3.82
1987              13.75              3.99
1988              16.07              4.16
1989              21.13              4.36
1990              20.46              4.62
1991              26.74              4.76
1992              28.75              4.90
1993              31.63              5.04
1994              32.04              5.17
1995              44.03              5.30
1996              54.19              5.48
1997              72.27              5.57
1998              92.93              5.67


[LIGHT SHADED AREA = COMMON STOCK]
[DARK SHADED AREA = INFLATION]

[END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.


Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed-income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their account value to those variable investment options that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1998.

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6
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                    GROWTH OF $1 INVESTED ON JANUARY 1, 1990
                      (VALUES ARE AS OF LAST BUSINESS DAY)

[THE FOLLOWING DATA WAS REPRESENTED AS A BLACK AND WHITE LINE GRAPH IN THE PRINTED DOCUMENT:]

                       Intermediate-Term
                          Govt. Bonds               Common Stocks
  1/1/90                      1.00                      1.00
  Jan.                        0.99                      0.93
  Feb.                        0.99                      0.94
  Mar.                        0.99                      0.97
  Apr.                        0.98                      0.95
  May                         1.01                      1.04
  June                        1.02                      1.03
  July                        1.04                      1.03
  Aug.                        1.03                      0.93
  Sep.                        1.04                      0.89
  Oct.                        1.06                      0.89
  Nov.                        1.08                      0.94
  Dec.                        1.10                      0.97

[END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.


The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1998 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. Investment management fees or expenses and charges typically associated with deferred annuity products are not reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

--------------------------------------------------------------------------------
The rates of return illustrated do not represent returns of the variable investment options. In addition, there is no assurance that the performance of the variable investment options will correspond to rates of return such as those illustrated in the chart.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
MARKET TRENDS:
ILLUSTRATIVE ANNUAL RATES OF RETURN
-----------------------------------------------------------------------------------------------------------------------
                                            LONG-TERM      LONG-TERM      INTERMEDIATE-     U.S.
FOR THE FOLLOWING PERIODS      COMMON       GOVERNMENT     CORPORATE      TERM GOV'T.       TREASURY     CONSUMER
ENDING DECEMBER 31, 1998       STOCKS       BONDS          BONDS          BONDS             BILLS        PRICE INDEX
-----------------------------------------------------------------------------------------------------------------------
1 Year                         28.58%       13.06%         10.76%         10.21%             4.86%        1.80%
-----------------------------------------------------------------------------------------------------------------------
3 Years                        28.27         9.07           8.25           6.84              5.11         2.27
-----------------------------------------------------------------------------------------------------------------------
5 Years                        24.06         9.52           8.74           6.20              4.96         2.41
-----------------------------------------------------------------------------------------------------------------------
10 Years                       19.19        11.66          10.85           8.74              5.29         3.14
-----------------------------------------------------------------------------------------------------------------------
20 Years                       17.75        11.14          10.86           9.85              7.17         4.53
-----------------------------------------------------------------------------------------------------------------------
30 Years                       12.67         9.09           9.14           8.71              6.76         5.24
-----------------------------------------------------------------------------------------------------------------------
40 Years                       12.00         7.20           7.43           7.39              5.94         4.44
-----------------------------------------------------------------------------------------------------------------------
50 Years                       13.56         5.89           6.20           6.21              5.07         3.92
-----------------------------------------------------------------------------------------------------------------------
60 Years                       12.49         5.43           5.62           5.50              4.26         4.19
-----------------------------------------------------------------------------------------------------------------------
Since 12/31/26                 11.21         5.29           5.78           5.32              3.78         3.15
-----------------------------------------------------------------------------------------------------------------------
Inflation Adjusted Since 1926   7.82         2.08           2.55           2.11              0.62          --
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500) --Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1998; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
KEY FACTORS IN RETIREMENT PLANNING

INTRODUCTION

The Equitable Accumulator Express is available to help meet the retirement income and investment needs of individuals. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes; (2) the importance of planning early for retirement; (3) the benefits of tax deferral; (4) the selection of an appropriate investment strategy; and (5) the benefit of receiving annuity payments. Each of these factors is addressed below.

--------------------------------------------------------------------------------
Unless otherwise noted, all of the following presentations use an assumed annual rate of return of 7.5% compounded annually. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle.

In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle. Such charges would effectively reduce the actual return under any type of investment.
--------------------------------------------------------------------------------

All earnings in these presentations are assumed to accumulate tax deferred unless otherwise noted. Most programs designed for retirement savings offer tax deferral. Monies are taxed upon withdrawal and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Tax information" in the prospectus. Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

The source of the data used by us to compile the charts which appear in this section (other than charts 1, 2, 3, 4 and 7) is Ibbotson Associates, Inc., Chicago, Stocks, Bonds, Bills and Inflation [1998] Yearbook(TM). All rights reserved.

In reports or other communications, or in advertising material, we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirement, tax deferral, diversification and other concepts important to retirement planning.

INFLATION

Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts that follow illustrate the harmful impact of inflation over an extended period of time. Between 1968 and 1998, the average annual inflation rate was 5.24%. As demonstrated in Chart 1, this

--------------------------------------------------------------------------------
8
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5.24% annual rate of inflation would cause the purchasing power of $35,000 to decrease to only $7,562 after 30 years.

                                    CHART 1

[THE FOLLOWING DATA WAS REPRESENTED AS A
SHADED VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                        (Income)
Today                   35,000
10 Years                21,002
20 Years                12,602
30 Years                 7,562

[END OF GRAPHICALLY REPRESENTED DATA]

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty-year period. Again, the 1968-1998 historical inflation rate of 5.24% is used. In this case, an additional $126,992 would be required to maintain the purchasing power of $35,000 after 30 years.

                                    CHART 2

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                      Annual
                      Income             Increase
                      Needed               Needed
Today                  35,000                   -
10 Years               58,328              23,325
20 Years               97,204              62,204
30 Years              161,992             126,992

[END OF GRAPHICALLY REPRESENTED DATA]

STARTING EARLY

The impact of inflation highlights the need to begin a retirement program early. The value of starting early is illustrated in the following charts.

As shown in Chart 3, if an individual makes annual contributions of $2,500 to his or her retirement program beginning at age 30, he or she would accumulate $414,551 by age 65 under the assumptions described earlier. If that individual waited until age 50, he or she would only accumulate $70,193 by age 65 under the same assumptions.

--------------------------------------------------------------------------------
                                                                               9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                     CHART 3

[THE FOLLOWING DATA WAS REPRESENTED AS A SHADED
AREA GRAPH IN THE PRINTED DOCUMENT:]

[BLACK:]  Age 50      $0          $0          $0          $0           $0      $15,610      $38,020      $70,193
[WHITE:]  Age 40      $0          $0          $0     $15,610      $38,020      $70,193     $116,381     $182,691
[GRAY:]   Age 30      $0     $15,610     $38,020     $70,193     $116,381     $182,691     $277,886     $414,551

[END OF GRAPHICALLY REPRESENTED DATA]

In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he or she would accumulate $387,193 in thirty years under our assumptions. In contrast, if that individual invested the same $300 per month for 15 years, he or she would accumulate only $97,804 under our assumptions.

                         TABLE 1

-----------------------------------------------------------
  Monthly
  Contri-   Year     Year      Year      Year      Year
  bution     10       15        20        25        30
-----------------------------------------------------------
   $ 20    $ 3,532 $ 6,520  $ 10,811  $16,970  $ 25,813
-----------------------------------------------------------
     50      8,829  16,301    27,027   42,425    64,532
-----------------------------------------------------------
    100    17,659   32,601    54,053   84,851   129,064
-----------------------------------------------------------
    200    35,317   65,202   108,107  169,701   258,129
-----------------------------------------------------------
    300    52,976   97,804   162,160  254,552   387,193
-----------------------------------------------------------

Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pre-tax) by age 65. If he or she starts at age 30, under our assumptions he or she could reach the goal by making a monthly pre-tax contribution of $129 (equivalent to $93 after taxes). The total net cost for the 30-year-old in this hypothetical example would be $39,265. If the individual in this hypothetical example waited until age 50, he or she would have to make a monthly pre-tax contribution of $767 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.

                                    CHART 4

[THE FOLLOWING DATA WAS REPRESENTED AS A BLACK AND WHITE
VERTICAL BAR GRAPH IN THE PRINTED DOCUMENT:]

                            GOAL: $250,000 BY AGE 65

                                                         Tax Savings
                                                     and Tax-deferred
                                        Net Cost     Earnings at 7.5%
 $93 per month        Age 30           $ 39,265             $ 210,735
$212 per month        Age 40             63,641               186,359
$552 per month        Age 50             99,383               150,617

[END OF GRAPHICALLY REPRESENTED DATA]

TAX DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits, and therefore is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pre-tax dollars or are tax deductible and earnings grow income tax deferred. An example of this type of program is the deductible traditional IRA.

The second type of program also provides for tax-deferred earnings growth; however, contributions are made with after-

--------------------------------------------------------------------------------
10
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

tax dollars. Examples of this type of program are nondeductible traditional IRAs and non-qualified annuities.

The third approach to retirement savings is fully taxable. Contributions are made with after-tax dollars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts, and taxable stock, bond or mutual fund investments.

Consider an example. For the type of retirement program that offers both pre-tax contributions and tax deferral, assume that a $2,000 annual pre-tax contribution is made for thirty years. In this example, the retirement funds would be $185,711 after thirty years (assuming a 7.5% rate of return, no withdrawals, and assuming the deduction of the 0.95% Separate Account daily asset charge -- but no withdrawal charge or other charges under the contract, or trust charges to Portfolios), and such funds would be $222,309 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $133,712 and $160,062, respectively.

For the type of program that offers only tax deferral, assume an after-tax annual contribution of $1,440 for thirty years and the same rate of return. The after-tax contribution is derived by taxing the $2,000 pre-tax contribution, again assuming a 28% tax bracket. In this example, the retirement funds would be $133,712 after thirty years assuming the deduction of charges and no withdrawals, and $160,062 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $108,369 with charges deducted and $127,341 without charges as described above.

For the fully taxable investment, assume an after-tax contribution of $1,440 for thirty years. Earnings are taxed annually. After thirty years, the amount of this fully taxable investment is $108,046.

Keep in mind that taxable investments have fees and charges, too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc.). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral.

Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only. It is not intended to represent a guaranteed or expected rate of return on any type of investment. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT FOR RETIREMENT

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among available investment options is another essential component.

During the 1968-1998 period, common stock average annual returns outperformed the average annual returns of fixed investments such as long-term government bonds and Treasury Bills ("T-Bills"). Common stocks earned an average annual return of 12.67% over this period, in contrast to 9.09% and 6.76% for the other two investment categories. Significantly, common stock returns also outpaced inflation, which grew at 5.24% over this period.

The Equitable Accumulator Express can be an effective program for diversifying ongoing investments between various asset categories. In addition, the Equitable Accumulator Express offers special features which help address the risk associated with timing the equity markets, such as dollar cost averaging. By transferring the same dollar amount each month from the Alliance Money Market option to other variable investment options, dollar cost averaging attempts to shield your investment from short-term price fluctuations. This, however, does not assure a profit or protect against a loss in declining markets.

THE BENEFIT OF ANNUITIZATION

An individual may shift the risk of outliving his or her principal by electing a lifetime income annuity. See "Choosing your annuity payout options" under "Accessing your money" in the prospectus. Chart 5 below shows the monthly income that can be generated under various forms of life annuities, as compared to receiving level payments of interest only or principal and interest from the investment. Calculations in the Chart are based on the following assumption: a $100,000 contribution was made at one of the ages shown, annuity payments begin immediately, and a 5% annuitization interest rate is used. For purposes of this example, principal and interest are paid out on a level basis over 15 years. In the case of the interest-only scenario, the principal is always available and may be left to other individuals at death. Under the principal and interest scenario, a portion of the principal will be left at death, assuming the individual dies within the 15-year period. In contrast, under the life annuity scenarios, there is no residual amount left.

                                     CHART 5
                                 MONTHLY INCOME
                             ($100,000 CONTRIBUTION)

----------------------------------------------------------
                  PRINCIPAL        JOINT AND SURVIVOR*
                  AND            -------------------------
        INTEREST  INTEREST         50%     66.67%  100%
ANNUIT- ONLY      FOR 15   SINGLE  TO SUR- TO SUR- TO SUR-
ANT     FOR LIFE  YEARS    LIFE    VIVOR   VIVOR   VIVOR
----------------------------------------------------------
 Male 65 $401     $785   $  617    $560    $544    $513
 Male 70  401      785      685     609     588     549
 Male 75  401      785      771     674     646     598
 Male 80  401      785      888     760     726     665
 Male 85  401      785    1,045     878     834     757

-------------------
The numbers are based on 5% interest compounded annually and the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. Annuity purchase rates available at annuitization may vary, depending primarily on the annuitization interest rate, which may not be less than an annual rate of 2.5%.

* The joint and survivor annuity forms are based on male and female annuitants of the same age.

FINANCIAL STATEMENTS

The consolidated financial statements of Equitable Life included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the contracts.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.....................................      FS-2
Financial Statements:
    Statements of Assets and Liabilities, December 31, 1998...........      FS-3
    Statements of Operations for the Year Ended
      December 31, 1998...............................................      FS-6
    Statements of Changes in Net Assets for the
      Years Ended December 31, 1998 and 1997 .........................      FS-9
    Notes to Financial Statements.....................................     FS-14


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.....................................       F-1
Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 1998 and 1997...........       F-2
    Consolidated Statements of Earnings, Years Ended
      December 31, 1998, 1997 and 1996................................       F-3
    Consolidated Statements of Shareholder's Equity,
      Years Ended December 31, 1998, 1997 and 1996....................       F-4
    Consolidated Statements of Cash Flows, Years Ended
      December 31, 1998, 1997 and 1996................................       F-5
    Notes to Consolidated Financial Statements........................       F-6

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 49 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance High Yield Fund, Alliance Common Stock Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, Alliance Global Fund, Alliance Growth Investors Fund, Alliance Equity Index Fund ("Hudson River Trust funds") and the BT Equity 500 Index Fund, BT Small Company Index Fund, BT International Equity Index Fund, JPM Core Bond Fund, Lazard Large Cap Value Fund, Lazard Small Cap Value Fund, MFS Research Fund, MFS Emerging Growth Companies Fund, MFS Growth With Income Fund, Morgan Stanley Emerging Markets Equity Fund, EQ/Putnam Growth & Income Value Fund, EQ/Putnam Investors Growth Fund and EQ/Putnam International Equity Fund ("EQ Advisors Trust funds"), 21 of the separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 49 at December 31, 1998 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                         ALLIANCE                                         ALLIANCE
                                                          MONEY                  ALLIANCE                  COMMON
                                                          MARKET                   HIGH                     STOCK
                                                           FUND                 YIELD FUND                  FUND
                                                       -------------           -------------            ------------
ASSETS
Investments in shares of the Trusts --
   at market value (Note 1)
   Cost:      $225,580,555.......................       $224,505,500
               168,101,566.......................                               $143,068,233
               406,761,148.......................                                                       $430,175,252
                91,972,683.......................
                78,319,196.......................
                12,469,240.......................
                17,737,959.......................
Receivable for Trust shares sold.................                 --                      --                      --
Receivable for policy-related transactions.......          4,332,935                 383,395               2,667,305
                                                        ------------            ------------            ------------
Total Assets.....................................        228,838,435             143,451,628             432,842,557
                                                        ------------            ------------            ------------
LIABILITIES
Payable for policy-related transactions..........                 --                      --                      --
Payable for Trust shares purchased...............          4,330,788                 398,221               2,690,644
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)..............             56,711                  12,131                  29,663
                                                        ------------            ------------            ------------
Total Liabilities................................          4,387,499                 410,352               2,720,307
                                                        ------------            ------------            ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS........       $224,450,936            $143,041,276            $430,122,250
                                                        ============            ============            ============

                                                         ALLIANCE            ALLIANCE                                  ALLIANCE
                                                        AGGRESSIVE           SMALL CAP            ALLIANCE              GROWTH
                                                           STOCK              GROWTH               GLOBAL              INVESTORS
                                                           FUND                FUND                 FUND                 FUND
                                                        -----------        ------------         ------------          ----------
ASSETS
Investments in shares of the Trusts --
   at market value (Note 1)
   Cost:      $225,580,555.......................
               168,101,566.......................
               406,761,148.......................
                91,972,683.......................       $85,021,814
                78,319,196.......................                           $75,812,281
                12,469,240.......................                                                $14,015,688
                17,737,959.......................                                                                     $19,586,712
Receivable for Trust shares sold.................                --                  --                   --                   --
Receivable for policy-related transactions.......           424,488             367,423                   --                   --
                                                        -----------         -----------          -----------          -----------
Total Assets.....................................        85,446,302          76,179,704           14,015,688           19,586,712
                                                        -----------         -----------          -----------          -----------
LIABILITIES
Payable for policy-related transactions..........                --                  --                2,491                3,786
Payable for Trust shares purchased...............           431,647             377,229                  225                  225
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)..............            19,328              14,543               13,884               21,482
                                                        -----------         -----------          -----------          -----------
Total Liabilities................................           450,975             391,772               16,600               25,493
                                                        -----------         -----------          -----------          -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS........       $84,995,327         $75,787,932          $13,999,088          $19,561,219
                                                        ===========         ===========          ===========          ===========


-------------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1998


                                                          ALLIANCE
                                                           EQUITY                                   BT SMALL
                                                            INDEX          BT EQUITY 500            COMPANY
                                                            FUND             INDEX FUND           INDEX FUND
                                                          --------         -------------          ----------

ASSETS
Investments in shares of the Trusts --
   at market value (Note 1)
   Cost:  $          5,140.......................           $7,810
               148,924,562.......................                             $164,809,643
                28,054,963.......................                                                   $27,509,854
                38,187,791.......................
               103,171,703.......................
                68,051,738.......................
                52,206,882.......................
               192,883,837.......................
Receivable for Trust shares sold.................               --                      --                   --
Receivable for policy-related transactions.......               --               1,922,002              140,715
                                                            ------            ------------          -----------
Total Assets.....................................            7,810             166,731,645           27,650,569
                                                            ------            ------------          -----------
LIABILITIES
Payable for policy-related transactions..........               --                      --                   --
Payable for Trust shares purchased...............               --               1,922,001              140,715
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)..............            7,810                451,887            9,795,374
                                                            ------            ------------          -----------
Total Liabilities................................            7,810               2,373,888            9,936,089
                                                            ------            ------------          -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS........               --            $164,357,757          $17,714,480
                                                            ======           =============         ============

                                                             BT
                                                        INTERNATIONAL                                    LAZARD
                                                        EQUITY INDEX              JPM CORE              LARGE CAP
                                                            FUND                  BOND FUND             VALUE FUND
                                                        -------------            ------------          -----------

ASSETS
Investments in shares of the Trusts --
   at market value (Note 1)
   Cost:  $          5,140.......................
               148,924,562.......................
                28,054,963.......................
                38,187,791.......................          $42,725,945
               103,171,703.......................                                $103,323,470
                68,051,738.......................                                                      $74,639,434
                52,206,882.......................
               192,883,837.......................
Receivable for Trust shares sold.................                   --                     --                   --
Receivable for policy-related transactions.......              204,947              1,017,157              571,212
                                                           -----------           ------------          -----------

Total Assets.....................................           42,930,892            104,340,627           75,210,646
                                                           -----------           ------------          -----------
LIABILITIES
Payable for policy-related transactions..........                   --                     --                   --
Payable for Trust shares purchased...............              204,947              1,007,157              571,212
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)..............           18,049,105              5,064,229            3,198,959
                                                           -----------           ------------          -----------

Total Liabilities................................           18,254,052              6,071,386            3,770,171
                                                           -----------           ------------          -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS........          $24,676,840           $ 98,269,241          $71,440,475
                                                           ===========           ============          ===========


                                                             LAZARD                 MFS
                                                            SMALL CAP             RESEARCH
                                                            VALUE FUND              FUND
                                                           -----------          ------------


ASSETS
Investments in shares of the Trusts --
   at market value (Note 1)
   Cost:  $          5,140.......................
               148,924,562.......................
                28,054,963.......................
                38,187,791.......................
               103,171,703.......................
                68,051,738.......................          $50,968,336
                52,206,882.......................                               $220,852,728
               192,883,837.......................
Receivable for Trust shares sold.................                   --                   --
Receivable for policy-related transactions.......              229,801             1,280,613
                                                           -----------          ------------

Total Assets.....................................           51,198,137           222,133,341
                                                           -----------          ------------
LIABILITIES
Payable for policy-related transactions..........              229,801             1,284,748
Payable for Trust shares purchased...............                   --                    --
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)..............            4,194,228                84,931

Total Liabilities                                           4,424,029             1,369,679
                                                           -----------          ------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS........          $46,774,108          $220,763,662
                                                           ===========          ============

----------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1998

                                                        MFS EMERGING                            MORGAN STANLEY         EQ/PUTNAM
                                                           GROWTH            MFS GROWTH           EMERGING             GROWTH &
                                                         COMPANIES           WITH INCOME        MARKETS EQUITY       INCOME VALUE
                                                            FUND              FUND (a)              FUND                 FUND
                                                        -------------        -----------        --------------       -------------
ASSETS
Investments in shares of the Trusts --
   at market value (Note 1)
   Cost:      $125,337,823.......................         $152,938,200
                     1,000.......................                                $1,000
                11,094,471.......................                                                  $11,598,378
               306,939,965.......................                                                                      $327,783,967
               144,081,047.......................
               130,785,497.......................
Receivable for Trust shares sold.................                   --               --                     --                   --
Receivable for policy-related transactions.......              462,302               --                 93,637            1,246,390
                                                          ------------            -----            -----------         ------------
Total Assets.....................................          153,400,502            1,000             11,692,015          329,030,357
                                                          ------------            -----            -----------         ------------
LIABILITIES
Payable for policy-related transactions..........                   --               --                     --                   --
Payable for Trust shares purchased...............              466,138               --                 92,621            1,250,224
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)..............               99,138            1,000                 26,825              145,459
                                                          ------------            -----            -----------         ------------
Total Liabilities................................              565,276            1,000                119,446            1,395,683
                                                          ------------            -----            -----------         ------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS........         $152,835,226               --            $11,572,569         $327,634,674
                                                          ============           ======            ===========         ============

                                                         EQ/PUTNAM               EQ/PUTNAM
                                                         INVESTORS             INTERNATIONAL
                                                        GROWTH FUND             EQUITY FUND
                                                        ------------           ------------
ASSETS
Investments in shares of the Trusts --
   at market value (Note 1)
   Cost:      $125,337,823.......................
                     1,000.......................
                11,094,471.......................
               306,939,965.......................
               144,081,047.......................         $174,979,286
               130,785,497.......................                                 $143,712,431
Receivable for Trust shares sold.................                   --                      --
Receivable for policy-related transactions.......            1,644,116                 419,401
                                                          ------------            ------------
Total Assets.....................................          176,623,402             144,131,832
                                                          ------------            ------------
LIABILITIES
Payable for policy-related transactions..........                   --                      --
Payable for Trust shares purchased...............            1,648,214                 453,401
Amount retained by Equitable Life in
   Separate Account No. 49 (Note 5)..............              335,744                 108,935
                                                          ------------            ------------
Total Liabilities................................            1,983,958                 562,336
                                                          ------------            ------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS........         $174,639,444            $143,569,496
                                                          ============            ============

----------
See Notes to Financial Statements.
(a) December 31, 1998 initial capital was received.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                  ALLIANCE                             ALLIANCE         ALLIANCE
                                                                   MONEY           ALLIANCE             COMMON         AGGRESSIVE
                                                                   MARKET           HIGH                 STOCK           STOCK
                                                                    FUND          YIELD FUND             FUND            FUND
                                                                 ----------      ------------        -----------       -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.........................         $6,709,792      $ 11,775,522         $  952,116       $   275,359
   Expenses (Note 3):
      Asset-based charges...............................          1,118,065         1,381,303          3,268,314           855,772
                                                                 ----------      ------------        -----------       -----------
NET INVESTMENT INCOME (LOSS)............................          5,591,727        10,394,219         (2,316,198)         (580,413)
                                                                 ----------      ------------        -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................            303,090          (258,448)           277,445          (105,214)
   Realized gain distribution from the Trusts...........              5,637         2,718,464         49,605,206         3,824,065
                                                                 ----------      ------------        -----------       -----------
NET REALIZED GAIN (LOSS)................................            308,727         2,460,016         49,882,651         3,718,851
                                                                 ----------      ------------        -----------       -----------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period...............................           (404,121)       (1,398,277)         4,116,666        (2,440,983)
      End of period.....................................         (1,075,056)      (25,033,332)        23,414,104        (6,950,869)
                                                                 ----------      ------------        -----------       -----------
   Change in unrealized appreciation (depreciation)
      during the period.................................           (670,935)      (23,635,055)        19,297,438        (4,509,886)
                                                                 ----------      ------------        -----------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS........................................           (362,208)      (21,175,039)        69,180,089          (791,035)
                                                                 ----------      ------------        -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............................         $5,229,519      $(10,780,820)       $66,863,891       $(1,371,448)
                                                                 ==========      ============        ===========       ===========

                                                                    ALLIANCE                            ALLIANCE
                                                                     SMALL            ALLIANCE           GROWTH
                                                                      CAP              GLOBAL           INVESTORS
                                                                   GROWTH FUND          FUND              FUND
                                                                   -----------        ----------        ----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.........................           $        --        $  136,475        $  338,347
   Expenses (Note 3):
      Asset-based charges...............................               717,685           160,655           224,047
                                                                   -----------        ----------        ----------
NET INVESTMENT INCOME (LOSS)............................              (717,685)          (24,180)          114,300
                                                                   -----------        ----------        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................                 9,425           224,358           342,546
   Realized gain distribution from the Trusts...........                    --           892,450         1,579,446
                                                                   -----------        ----------        ----------
NET REALIZED GAIN (LOSS)................................                 9,425         1,116,808         1,921,992
                                                                   -----------        ----------        ----------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period...............................              (532,878)          221,064           906,877
      End of period.....................................            (2,506,915)        1,546,448         1,848,754
                                                                   -----------        ----------        ----------
   Change in unrealized appreciation (depreciation)
      during the period.................................            (1,974,037)        1,325,384           941,877
                                                                   -----------        ----------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS........................................            (1,964,612)        2,442,192         2,863,869
                                                                   -----------        ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............................           $(2,682,297)       $2,418,012        $2,978,169
                                                                   ===========        ==========        ==========

----------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                                      BT SMALL          BT INTER-
                                                                ALLIANCE                               COMPANY           NATIONAL
                                                               EQUITY INDEX      BT EQUITY 500          INDEX          EQUITY INDEX
                                                                  FUND           INDEX FUND             FUND               FUND
                                                              ------------      -------------          --------        -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.........................          $   63          $   768,510         $ 188,913         $  536,259
   Expenses (Note 3):
      Asset-based charges...............................              --              738,411            86,164            122,054
                                                                  ------          -----------         ---------         ----------
NET INVESTMENT INCOME (LOSS)............................              63               30,099           102,749            414,205
                                                                  ------          -----------         ---------         ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................              --              579,907          (196,585)          (487,255)
   Realized gain distribution from the Trusts...........               2                   --           359,171                 --
                                                                  ------          -----------         ---------         ----------
NET REALIZED GAIN (LOSS)................................               2              579,907           162,586           (487,255)
                                                                  ------          -----------         ---------         ----------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period...............................           1,039                   --                --                 --
      End of period.....................................           2,670           15,885,081          (545,108)         4,538,154
                                                                  ------          -----------         ---------         ----------
   Change in unrealized appreciation (depreciation)
      during the period.................................           1,631           15,885,081          (545,108)         4,538,154
                                                                  ------          -----------         ---------         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS........................................           1,633           16,464,988          (382,522)         4,050,899
                                                                  ------          -----------         ---------         ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............................          $1,696          $16,495,087         $(279,773)        $4,465,104
                                                                  ======          ===========         =========         ==========

                                                                                     LAZARD              LAZARD
                                                                 JPM CORE           LARGE CAP           SMALL CAP
                                                                   BOND               VALUE               VALUE
                                                                   FUND               FUND                FUND
                                                                ----------         ----------          -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.........................        $1,942,258         $  355,224          $   135,255
   Expenses (Note 3):
      Asset-based charges...............................           428,389            332,634              248,380
                                                                ----------         ----------          -----------
NET INVESTMENT INCOME (LOSS)............................         1,513,869             22,590             (113,125)
                                                                ----------         ----------          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................            (6,592)          (156,900)            (707,142)
   Realized gain distribution from the Trusts...........         1,048,914                 --                   --
                                                                ----------         ----------          -----------
NET REALIZED GAIN (LOSS)................................         1,042,322           (156,900)            (707,142)
                                                                ----------         ----------          -----------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period...............................                --                 --                   --
      End of period.....................................           151,767          6,587,696           (1,238,546)
                                                                ----------         ----------          -----------
   Change in unrealized appreciation (depreciation)
      during the period.................................           151,767          6,587,696           (1,238,546)
                                                                ----------         ----------          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS........................................         1,194,089          6,430,796           (1,945,688)
                                                                ----------         ----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............................        $2,707,958         $6,453,386          $(2,058,813)
                                                                ==========         ==========          ===========



-------------------------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                                                                 MORGAN
                                                                                                                STANLEY
                                                                                                                EMERGING
                                                                                       MFS EMERGING              MARKETS
                                                                 MFS RESEARCH             GROWTH                 EQUITY
                                                                    FUND              COMPANIES FUND              FUND
                                                                 ------------         --------------           -----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.........................         $   553,891            $     2,768           $    38,906
   Expenses (Note 3):
      Asset-based charges...............................           1,646,014              1,102,263                74,659
                                                                 -----------            -----------           -----------
NET INVESTMENT INCOME (LOSS)............................          (1,092,123)            (1,099,495)              (35,753)
                                                                 -----------            -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................              28,858                305,790            (2,128,521)
   Realized gain distribution from the Trusts...........                  --                     --                    --
                                                                 -----------            -----------           -----------
NET REALIZED GAIN (LOSS)................................              28,858                305,790            (2,128,521)
                                                                 -----------            -----------           -----------
   Unrealized appreciation (depreciation)
     on investments:
      Beginning of period...............................               6,734               (858,314)                   --
      End of period.....................................          27,968,891             27,600,377               503,907
                                                                 -----------            -----------           -----------
   Change in unrealized appreciation
     (depreciation) during the period...................          27,962,157             28,458,691               503,907
                                                                 -----------            -----------           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.......................................          27,991,015             28,764,481            (1,624,614)
                                                                 -----------            -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............................         $26,898,892            $27,664,986           $(1,660,367)
                                                                 ===========            ===========           ===========



                                                                  EQ/PUTNAM                                   EQ/PUTNAM
                                                                  GROWTH &             EQ/PUTNAM            INTERNATIONAL
                                                                INCOME VALUE           INVESTORS               EQUITY
                                                                    FUND              GROWTH FUND               FUND
                                                                -----------           -----------           -------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts.........................        $ 2,771,619            $   111,391           $    42,947
   Expenses (Note 3):
      Asset-based charges...............................          2,560,202              1,074,066             1,173,602
                                                                -----------            -----------           -----------
NET INVESTMENT INCOME (LOSS)............................            211,417               (962,675)           (1,130,655)
                                                                -----------            -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments..................            303,706              2,190,787             1,085,258
   Realized gain distribution from the Trusts...........          2,503,287                      2                    --
                                                                -----------            -----------           -----------
NET REALIZED GAIN (LOSS)................................          2,806,993              2,190,789             1,085,258
                                                                -----------            -----------           -----------
   Unrealized appreciation (depreciation)
     on investments:
      Beginning of period...............................          1,251,440              2,286,852              (355,156)
      End of period.....................................         20,844,002             30,898,239            12,926,933
                                                                -----------            -----------           -----------
   Change in unrealized appreciation
     (depreciation) during the period...................         19,592,562             28,611,387            13,282,089
                                                                -----------            -----------           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.......................................         22,399,555             30,802,176            14,367,347
                                                                -----------            -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............................        $22,610,972            $29,839,501           $13,236,692
                                                                ===========            ===========           ===========

----------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE  YEARS ENDED DECEMBER 31,


                                                                      ALLIANCE MONEY                         ALLIANCE HIGH
                                                                       MARKET FUND                            YIELD FUND
                                                              --------------------------------       ------------------------------
                                                                  1998                1997               1998               1997
                                                              ------------         -----------       ------------       -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).........................      $  5,591,727         $ 1,422,874       $ 10,394,219       $ 1,935,418
   Net realized gain (loss).............................           308,727              30,245          2,460,016         1,930,121
   Change in unrealized appreciation
      (depreciation) of investments.....................          (670,935)           (374,038)       (23,635,055)       (1,368,712)
                                                              ------------         -----------       ------------       -----------
   Net increase (decrease) in net
      assets from operations............................         5,229,519           1,079,081        (10,780,820)       2,496,827
                                                              ------------         -----------       ------------       -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions.....................................       308,003,451         104,148,675        101,309,392        42,971,395
      Transfers from other Funds and
         Guaranteed Interest Rate
         Account (Note 1)...............................       117,047,248          11,039,704         28,971,750         6,495,053
                                                              ------------         -----------       ------------       -----------
         Total..........................................       425,050,699         115,188,379        130,281,142        49,466,448
                                                              ------------         -----------       ------------       -----------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions...............         7,436,997             670,360          3,457,632           327,004
   Withdrawal and administrative charges................           104,554              93,894            173,986           117,245
   Transfers to other Funds and Guaranteed Interest
      Rate Account (Note 1).............................       265,941,784          50,981,067         23,920,120         1,028,028
                                                              ------------         -----------       ------------       -----------
      Total.............................................       273,483,335          51,745,321         27,551,738         1,472,277
                                                              ------------         -----------       ------------       -----------
   Net increase in net assets from Contractowners
      transactions......................................       151,567,364          63,443,058        102,729,404        47,994,171
                                                              ------------         -----------       ------------       -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5)...             3,172              (2,952)            (2,579)         (28,875)
                                                              ------------         -----------       ------------       -----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
CONTRACTOWNERS..........................................       156,800,055          64,519,187         91,946,005        50,462,123

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   BEGINNING OF PERIOD..................................        67,650,881           3,131,694         51,095,271           633,148
                                                              ------------         -----------       ------------       -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS, END OF
   PERIOD...............................................      $224,450,936         $67,650,881       $143,041,276       $51,095,271
                                                              ============         ===========       ============       ===========


                                                                     ALLIANCE COMMON                      ALLIANCE AGGRESSIVE
                                                                        STOCK FUND                            STOCK FUND
                                                              --------------------------------       ------------------------------
                                                                  1998                1997              1998               1997
                                                              ------------        ------------       -----------        -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).........................      $ (2,316,198)       $   (480,576)      $  (580,413)       $  (277,123)
   Net realized gain (loss).............................        49,882,651           9,497,894         3,718,851          3,898,956
   Change in unrealized appreciation
      (depreciation) of investments.....................        19,297,438           4,187,658        (4,509,886)        (2,412,173)
                                                              ------------        ------------       -----------        -----------
   Net increase (decrease) in net
      assets from operations............................        66,863,891          13,204,976        (1,371,448)         1,209,660
                                                              ------------        ------------       -----------        -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions.....................................       225,245,017         107,212,947        41,444,328         42,250,282
      Transfers from other Funds and
         Guaranteed Interest Rate
         Account (Note 1)...............................        43,818,466          11,247,312         9,547,092          6,703,750
                                                              ------------        ------------       -----------        -----------
         Total..........................................       269,063,483         118,460,259        50,991,420         48,954,032
                                                              ------------        ------------       -----------        -----------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions...............         9,862,986             744,150         1,928,655            534,703
   Withdrawal and administrative charges................           438,917             428,790           148,718            190,057
   Transfers to other Funds and Guaranteed Interest
      Rate Account (Note 1).............................        22,819,554           4,156,366         9,292,218          3,266,536
                                                              ------------        ------------       -----------        -----------
      Total.............................................        33,121,457           5,329,306        11,369,591          3,991,296
                                                              ------------        ------------       -----------        -----------
   Net increase in net assets from Contractowners
      transactions......................................       235,942,026         113,130,953        39,621,829         44,962,736
                                                              ------------        ------------       -----------        -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY
   EQUITABLE LIFE IN SEPARATE ACCOUNT NO. 49 (NOTE 5)...          (207,816)               (431)            3,308              8,081
                                                              ------------        ------------       -----------        -----------
   INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS.......................................       302,598,101         126,335,498        38,253,689         46,180,477

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   BEGINNING OF PERIOD..................................       127,524,149           1,188,651        46,741,638            561,161
                                                              ------------        ------------       -----------        -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS, END OF
   PERIOD...............................................      $430,122,250        $127,524,149       $84,995,327        $46,741,638
                                                              ============        ============       ===========        ===========

----------
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                             ALLIANCE SMALL CAP
                                                                GROWTH FUND (a)                      ALLIANCE GLOBAL FUND
                                                       -------------------------------          ------------------------------
                                                          1998                1997                 1998               1997
                                                       -----------        ------------          -----------        -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).................       $  (717,685)       $   (103,753)         $   (24,180)       $    94,464
   Net realized gain (loss).....................             9,425             761,781            1,116,808            986,714
   Change in unrealized appreciation
      (depreciation) of investments.............        (1,974,037)           (532,878)           1,325,384            224,896
                                                       -----------        ------------          -----------        -----------
   Net increase (decrease) in net
      assets from operations....................        (2,682,297)            125,150            2,418,012          1,306,074
                                                       -----------        ------------          -----------        -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions.............................        43,397,274          30,538,328              416,404         11,035,782
      Transfers from other Funds
         and Guaranteed Interest Rate
         Account (Note 1).......................        12,800,367           2,845,702              712,308          2,538,990
                                                       -----------        ------------          -----------        -----------
         Total..................................        56,197,641          33,384,030            1,128,712         13,574,772
                                                       -----------        ------------          -----------        -----------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions.......         1,391,608              77,516              507,389            303,394
   Withdrawal and administrative charges........            86,076              30,958               47,663            121,147
   Transfers to other Funds and Guaranteed
      Interest Rate Account (Note 1)............         8,974,764             672,314            1,808,151          1,825,805
                                                       -----------        ------------          -----------        -----------
      Total.....................................        10,452,448             780,788            2,363,203          2,250,346
                                                       -----------        ------------          -----------        -----------
         Net increase in net assets from
      Contractowners transactions...............        45,745,193          32,603,242           (1,234,491)        11,324,426
                                                       -----------        ------------          -----------        -----------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN SEPARATE
   ACCOUNT NO. 49 (NOTE 5)......................             2,485              (5,841)             (24,608)           (27,562)
                                                       -----------        ------------          -----------        -----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS...............................        43,065,381          32,722,551            1,158,913         12,602,938

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   BEGINNING OF PERIOD..........................        32,722,551                  --           12,840,175            237,237
                                                       -----------        ------------          -----------        -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   END OF PERIOD................................       $75,787,932        $ 32,722,551          $13,999,088        $12,840,175
                                                       ===========        ============          ===========        ===========


                                                            ALLIANCE GROWTH                      ALLIANCE EQUITY
                                                             INVESTORS FUND                       INDEX FUND (a)
                                                      ------------------------------         ------------------------
                                                         1998               1997                1998         1997
                                                      -----------        -----------         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).................       $   114,300        $   192,366          $  63       $    52
   Net realized gain (loss).....................         1,921,992          1,119,576              2            23
   Change in unrealized appreciation
      (depreciation) of investments.............           941,877            912,616           1,631        1,039
                                                       -----------        -----------          ------       ------
   Net increase (decrease) in net
      assets from operations....................         2,978,169          2,224,558           1,696        1,114
                                                       -----------        -----------          ------       ------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions.............................           979,342         14,900,369              --           --
      Transfers from other Funds
         and Guaranteed Interest Rate
         Account (Note 1).......................           861,920          2,566,982              --           --
                                                       -----------        -----------          ------       ------
         Total..................................         1,841,262         17,467,351              --           --
                                                       -----------        -----------          ------       ------
WITHDRAWAL AND TRANSFERS:                                                                          --           --
   Benefits and other policy transactions.......           692,359            160,368              --           --
   Withdrawal and administrative charges........            62,534             87,200              --           --
   Transfers to other Funds and Guaranteed
      Interest Rate Account (Note 1)............         2,475,681          1,833,943              --           --
                                                       -----------        -----------          ------       ------
      Total.....................................         3,230,574          2,081,511              --           --
                                                       -----------        -----------          ------       ------

   Net increase in net assets from
      Contractowners transactions...............        (1,389,312)        15,385,840              --          --
                                                       -----------        -----------          ------       ------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN SEPARATE
   ACCOUNT NO. 49 (NOTE 5)......................           (27,724)           (29,804)         (1,696)      (1,114)
                                                       -----------        -----------          ------       ------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS...............................         1,561,133         17,580,594              --           --

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   BEGINNING OF PERIOD..........................        18,000,086            419,492              --           --
                                                       -----------        -----------          ------       ------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   END OF PERIOD................................       $19,561,219        $18,000,086              --           --
                                                       ===========        ===========          ======       ======

----------
(a) Commenced operations on May 1, 1997.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      BT
                                                                                 BT SMALL         INTERNATIONAL
                                                          BT EQUITY 500 INDEX  COMPANY INDEX      EQUITY INDEX       JPM CORE BOND
                                                               FUND (a)           FUND (a)           FUND (a)            FUND (a)
                                                         -------------------  -------------     -------------        -------------
                                                                1998               1998               1998                1998
                                                         -------------------  -------------     -------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................      $     30,099       $   102,749        $   414,205         $  1,513,869
   Net realized gain (loss)..........................           579,907           162,586           (487,255)           1,042,322
   Change in unrealized appreciation
      (depreciation) of investments..................        15,885,081          (545,108)         4,538,154              151,767
                                                           ------------       -----------        -----------         ------------
   Net increase (decrease) in net assets from
      operations.....................................        16,495,087          (279,773)         4,465,104            2,707,958
                                                           ------------       -----------        -----------         ------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions..................................       137,742,388        15,585,722         20,850,190           73,102,741
      Transfers from other Funds and Guaranteed
         Interest Rate Account (Note 1)..............        28,395,723         4,179,014         16,741,163           37,948,208
                                                           ------------       -----------        -----------         ------------
         Total.......................................       166,138,111        19,764,736         37,591,353          111,050,949
                                                           ------------       -----------        -----------         ------------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions............         1,738,442           120,912            219,542            1,038,633
   Withdrawal and administrative charges.............            14,899             1,784              2,627               18,447
   Transfers to other Funds and Guaranteed
      Interest Rate Account (Note 1).................        15,478,264         1,873,434         14,133,716           13,947,945
                                                           ------------       -----------        -----------         ------------
      Total..........................................        17,231,605         1,996,130         14,355,885           15,005,025
                                                           ------------       -----------        -----------         ------------
   Net increase in net assets from
      Contractowners transactions....................       148,906,506        17,768,606         23,235,468           96,045,924
                                                           ------------       -----------        -----------         ------------
NET (INCREASE) DECREASE IN AMOUNT RETAINED
   BY EQUITABLE LIFE IN SEPARATE ACCOUNT
   NO. 49 (NOTE 5)...................................        (1,043,836)          225,647         (3,023,732)            (484,641)
                                                           ------------       -----------        -----------         ------------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS....................................       164,357,757        17,714,480         24,676,840           98,269,241
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
    BEGINNING OF PERIOD..............................                --                --                 --                   --
                                                           ------------       -----------        -----------         ------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
    END OF PERIOD....................................      $164,357,757       $17,714,480        $24,676,840         $ 98,269,241
                                                           ============       ===========        ===========         ============

                                                                  LAZARD             LAZARD
                                                                 LARGE CAP          SMALL CAP
                                                                  VALUE               VALUE
                                                                 FUND (a)            FUND (a)
                                                               -----------         -----------
                                                                  1998                1998
                                                               -----------         -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................         $    22,590          $  (113,125)
   Net realized gain (loss)..........................            (156,900)            (707,142)
   Change in unrealized appreciation
      (depreciation) of investments..................           6,587,696           (1,238,546)
                                                              -----------          -----------
   Net increase (decrease) in net assets from
      operations.....................................           6,453,386           (2,058,813)
                                                              -----------          -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions..................................          60,150,648           44,673,767
      Transfers from other Funds and Guaranteed
         Interest Rate Account (Note 1)..............           9,859,740            8,257,562
                                                              -----------          -----------
         Total.......................................          70,010,388           52,931,329
                                                              -----------          -----------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions............             586,925              436,736
   Withdrawal and administrative charges.............               5,537                5,989
   Transfers to other Funds and Guaranteed
      Interest Rate Account (Note 1).................           3,799,798            4,021,584
                                                              -----------          -----------
      Total..........................................           4,392,260            4,464,309
                                                              -----------          -----------
   Net increase in net assets from
      Contractowners transactions....................          65,618,128           48,467,020
                                                              -----------          -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED
   BY EQUITABLE LIFE IN SEPARATE ACCOUNT
   NO. 49 (NOTE 5)...................................            (631,039)             365,901
                                                              -----------          -----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS....................................          71,440,475           46,774,108
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
    BEGINNING OF PERIOD..............................                  --                   --
                                                              -----------          -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
    END OF PERIOD....................................         $71,440,475          $46,774,108
                                                              ===========          ===========


-------------------------
(a) Commenced operations on January 1, 1998.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                              MFS EMERGING
                                                                         MFS                                     GROWTH
                                                                       RESEARCH                                 COMPANIES
                                                                        FUND (a)                                 FUND (a)
                                                          ---------------------------------       ---------------------------------
                                                              1998                 1997              1998                 1997
                                                          -------------       -------------       -------------       -------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ....................       $ (1,092,123)        $   (81,799)       $ (1,099,495)        $   (69,045)
   Net realized gain (loss) ........................             28,858             545,158             305,790           1,070,973
   Change in unrealized appreciation
      (depreciation) of investments ................         27,962,157               6,734          28,458,691            (858,314)
                                                          -------------       -------------       -------------       -------------
   Net increase (decrease) in net
      assets from operations .......................         26,898,892             470,093          27,664,986             143,614
                                                          -------------       -------------       -------------       -------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions ................................        121,807,223          59,357,999          76,639,008          40,227,730
      Transfers from other Funds
         and Guaranteed Interest
         Rate Account (Note 1) .....................         23,365,292           5,000,723          25,862,262           4,340,105
                                                          -------------       -------------       -------------       -------------
         Total .....................................        145,172,515          64,358,722         102,501,270          44,567,835
                                                          -------------       -------------       -------------       -------------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions ..........          3,681,079             183,523           2,376,229             341,045
   Withdrawal and administrative charges ...........            208,060              85,087             133,480              44,128
   Transfers to other Funds and Guaranteed
      Interest Rate Account (Note 1) ...............         10,792,798           1,051,389          16,923,642           2,114,159
                                                          -------------       -------------       -------------       -------------
      Total ........................................         14,681,937           1,319,999          19,433,351           2,499,332
                                                          -------------       -------------       -------------       -------------
   Net increase in net assets from
      Contractowners transactions ..................        130,490,578          63,038,723          83,067,919          42,068,503
                                                          -------------       -------------       -------------       -------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT NO. 49 (NOTE 5) ................           (131,281)             (3,343)           (106,304)             (3,492)
                                                          -------------       -------------       -------------       -------------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS ..................................        157,258,189          63,505,473         110,626,601          42,208,625
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   BEGINNING OF PERIOD .............................         63,505,473                  --          42,208,625                  --
                                                          -------------       -------------       -------------       -------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   END OF  PERIOD ..................................       $220,763,662         $63,505,473        $152,835,226         $42,208,625
                                                          =============       =============       =============       =============

                                                                  MORGAN STANLEY
                                                                     EMERGING
                                                                  MARKETS EQUITY
                                                                     FUND (b)
                                                                  --------------
                                                                       1998
                                                                  --------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss) ...........................         $   (35,753)
   Net realized gain (loss) ...............................          (2,128,521)
   Change in unrealized appreciation
      (depreciation) of investments .......................             503,907
                                                                   ------------
   Net increase (decrease) in net
      assets from operations ..............................          (1,660,367)
                                                                   ------------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions .......................................          11,589,726
      Transfers from other Funds
         and Guaranteed Interest
         Rate Account (Note 1) ............................          12,891,618
                                                                   ------------
         Total ............................................          24,481,344
                                                                   ------------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions .................              83,958
   Withdrawal and administrative charges ..................               1,595
   Transfers to other Funds and Guaranteed
      Interest Rate Account (Note 1) ......................          11,162,025
                                                                   ------------
      Total ...............................................          11,247,578
                                                                   ------------
   Net increase in net assets from
      Contractowners transactions .........................          13,233,766
                                                                   ------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT NO. 49 (NOTE 5) .......................                (830)
                                                                   ------------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS .........................................          11,572,569
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   BEGINNING OF PERIOD ....................................                  --
                                                                   ------------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   END OF  PERIOD .........................................         $11,572,569
                                                                   ============

----------
(a) Commenced operations on May 1, 1997.
(b) Commenced operations on December 31, 1997.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                    EQ/PUTNAM
                                                                 GROWTH & INCOME                           EQ/PUTNAM
                                                                      VALUE                             INVESTORS GROWTH
                                                                     FUND (a)                               FUND (a)
                                                         ---------------------------------      ---------------------------------
                                                             1998                 1997              1998                  1997
                                                         ------------          -----------      ------------          -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....................      $    211,417          $   119,673      $   (962,675)         $   (36,575)
   Net realized gain (loss)........................         2,806,993              391,558         2,190,789              364,091
   Change in unrealized appreciation
      (depreciation) of investments................        19,592,562            1,251,440        28,611,387            2,286,852
                                                         ------------          -----------      ------------          -----------
   Net increase (decrease) in net
      assets from operations.......................        22,610,972            1,762,671        29,839,501            2,614,368
                                                         ------------          -----------      ------------          -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions................................       192,282,349           89,354,305       102,305,888           29,499,045
      Transfers from other Funds and
         Guaranteed Interest Rate
         Account (Note 1)..........................        38,949,363            8,714,901        22,084,671            3,342,187
                                                         ------------          -----------      ------------          -----------
         Total.....................................       231,231,712           98,069,206       124,390,559           32,841,232
                                                         ------------          -----------      ------------          -----------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions..........         6,393,934                   --         2,648,953              151,674
   Withdrawal and administrative charges...........           306,018              684,612           116,410               70,276
   Transfers to other Funds and Guaranteed
      Interest Rate Account (Note 1)...............        17,366,879            1,112,466         9,084,232              573,939
                                                         ------------          -----------      ------------          -----------
      Total........................................        24,066,831            1,797,078        11,849,595              795,889
                                                         ------------          -----------      ------------          -----------
   Net increase in net assets from
      Contractowners transactions..................       207,164,881           96,272,128       112,540,964           32,045,343
                                                         ------------          -----------      ------------          -----------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT NO. 49 (NOTE 5)................          (181,146)               5,168        (1,164,027)          (1,236,705)
                                                         ------------          -----------      ------------          -----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS..................................       229,594,707           98,039,967       141,216,438           33,423,006
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   BEGINNING OF PERIOD.............................        98,039,967                   --        33,423,006                   --
                                                         ------------          -----------      ------------          -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   END OF PERIOD...................................      $327,634,674          $98,039,967      $174,639,444          $33,423,006
                                                         ============          ===========      ============          ===========

                                                                           EQ/PUTNAM
                                                                     INTERNATIONAL EQUITY
                                                                           FUND (a)
                                                                 ---------------------------------
                                                                     1998                 1997
                                                                 ------------          -----------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)....................              $ (1,130,655)        $   (102,449)
   Net realized gain (loss)........................                 1,085,258              259,624
   Change in unrealized appreciation
      (depreciation) of investments................                13,282,089             (355,156)
                                                                 ------------          -----------
   Net increase (decrease) in net
      assets from operations.......................                13,236,692             (197,981)
                                                                 ------------          -----------
FROM CONTRACTOWNERS TRANSACTIONS:
   Contributions and Transfers:
      Contributions................................                72,938,890           49,901,207
      Transfers from other Funds and
         Guaranteed Interest Rate
         Account (Note 1)..........................                29,843,626            4,211,149
                                                                 ------------          -----------
         Total.....................................               102,782,516           54,112,356
                                                                 ------------          -----------
WITHDRAWAL AND TRANSFERS:
   Benefits and other policy transactions..........                 2,642,413              155,422
   Withdrawal and administrative charges...........                   169,696               69,966
   Transfers to other Funds and Guaranteed
      Interest Rate Account (Note 1)...............                21,216,559            1,074,411
                                                                 ------------          -----------
      Total........................................                24,028,668            1,299,799
                                                                 ------------          -----------
   Net increase in net assets from
      Contractowners transactions..................                78,753,848           52,812,557
                                                                 ------------          -----------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT NO. 49 (NOTE 5)................                  (560,408)            (475,212)
                                                                 ------------          -----------
INCREASE IN NET ASSETS ATTRIBUTABLE TO
   CONTRACTOWNERS..................................                91,430,132           52,139,364
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   BEGINNING OF PERIOD.............................                52,139,364                   --
                                                                 ------------          -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS,
   END OF PERIOD...................................              $143,569,496          $52,139,364
                                                                 ============          ===========

--------------------
(a) Commenced operations on May 1, 1997.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.    General

      The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 49 (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). Alliance Capital Management L.P., an indirect majority-owned subsidiary of Equitable Life, manages The Hudson River Trust ("HRT") and is the investment adviser for all of the investment funds of HRT. EQ Financial Consultants, Inc., ("EQFC") and Equitable Distributors Inc. ("EDI") are indirect, wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust ("EQAT") and has overall responsibility for general management and administration of EQAT. The Account consists of 21 investment funds ("Funds"): the Alliance Money Market Fund, Alliance High Yield Fund, Alliance Common Stock Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, Alliance Global Fund, Alliance Growth Investors Fund, Alliance Equity Index Fund, BT Equity 500 Index Fund, BT Small Company Index Fund, BT International Equity Index Fund, JPM Core Bond Fund, Lazard Large Cap Value Fund, Lazard Small Cap Value Fund, MFS Research, MFS Emerging Growth Companies, MFS Growth with Income Fund, Morgan Stanley Emerging Markets Equity Fund, EQ/Putnam Growth & Income Value Fund, EQ/Putnam Investors Growth Fund and EQ/Putnam International Equity Fund. As of December 31, 1998, the MFS Growth with Income Fund had not yet sold units to the public and accordingly there is no activity in the Statements of Operations and the Statement of Changes in Net Assets. The assets in each fund are invested in Class 1B shares of a corresponding portfolio ("Portfolio") of a mutual fund of HRT or of EQAT (collectively, the "Trusts"). Class 1A and 1B shares are offered by the Trusts at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B Shares in respect of activities primarily intended to result in the sale of Class 1B Shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that sell their shares to separate accounts of insurance companies. Each Portfolio has separate investment objectives. The Account commenced operations on October 1, 1996.

      EQFC and EDI earns fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with EQAT. Alliance earns fees under an investment advisory agreement with the HRT.

      The Account is used to fund benefits for the Rollover IRA, Equitable Accumulator IRA, Equitable Accumulator TSA, Equitable Accumulator Select IRA and Equitable Accumulator Select TSA, qualified deferred variable annuities, which combine the Portfolios in the Account with guaranteed fixed rate options, and the Accumulator, Equitable Accumulator NQ and Equitable Accumulator Select NQ, which offer the same investment options as the Equitable Accumulator IRA and Equitable Accumulator Select IRA for the non-qualified market. The non-qualified variable annuities are also available for purchase by certain types of qualified plans (referred to as Equitable Accumulator QP and Equitable Accumulator Select QP). The Equitable Accumulator IRA, NQ, QP and TSA (including Equitable Accumulator Select IRA, NQ, QP and TSA), collectively referred to as the Contracts, are offered under group and individual variable annuity forms.

      All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

      Receivable/payable for policy-related transactions represent amounts due to/from General Account predominately related to premiums, surrenders and death benefits.

      Included in the Withdrawals and Administrative Charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners' account value.

      Contractowners may allocate amounts in their individual accounts to the Funds of the Account, and/or to the guaranteed interest account of Equitable Life's General Account, and/or to other Separate Accounts. The net assets of any Fund of the Account may not be less than the aggregate of the contractowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required under the state insurance law.
      Equitable Life's General Account is subject to creditor rights.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

2.    Significant Accounting Policies

      The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

      Investment transactions in the Trusts are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions which are distributed by the Trusts at the end of each year and automatically reinvested in additional shares.

      Dividends are recorded by HRT at the end of each quarter and by EQAT in the fourth quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

      No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any Federal income tax which is attributable to the Account if the law is changed.

3.    Asset Charges

      Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life charges the account for the following charges:

                                                                                        Asset-based
                                                              Mortality and           Administration             Distribution
                                                              Expense Risks               Charge                    Charge
                                                              --------------          ---------------            ------------
      Accumulator and Rollover IRA issued before                  0.90%                    0.30%                      --
            May 1, 1997
      Equitable Accumulator issued after May 1, 1997              1.10%                    0.25%                      --
      Equitable Accumulator Select                                1.10%                    0.25%                     0.25%

                                                              Aggregate
                                                               Charges
                                                              ---------
      Accumulator and Rollover IRA issued before                1.20%
            May 1, 1997
      Equitable Accumulator issued after May 1, 1997            1.35%
      Equitable Accumulator Select                              1.60%

      These charges may be retained in the Account by Equitable Life and to the extent retained, participate in the net results of the Trust ratably with assets attributable to the Contracts.

      Trust shares are valued at their net asset value with investment advisory or management fees, the 12b-1 fee, and direct operating expenses of the Trust, in effect, passed on to the Account and reflected in the accumulation unit values of the Contracts.

4.    Contributions, Transfers and Charges:

      Net accumulation units issued during the periods indicated were:

                                                                        DECEMBER 31,        DECEMBER 31,
                                                                            1998                1997
                                                                        -----------         -----------
            ALLIANCE MONEY MARKET FUND                                            (IN THOUSANDS)
            --------------------------
                         Net Issued (Redeemed) 120 b.p............           (30)                  172
                         Net Issued (Redeemed) 135 b.p............         4,005                 1,153
                         Net Issued (Redeemed) 160 b.p............           349                    --
                         Net Issued (Redeemed) 0 b.p..............         1,286                   947
            ALLIANCE HIGH YIELD FUND
            --------------------------
                         Net Issued (Redeemed) 120 b.p............           (17)                  402
                         Net Issued (Redeemed) 135 b.p............         3,265                 1,256
                         Net Issued (Redeemed) 160 b.p............           168                     2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.    Contributions, Transfers and Charges (Continued):

      Net accumulation units issued during the periods indicated were:

                                                                       DECEMBER 31,        DECEMBER 31,
                                                                           1998                1997
                                                                       -----------         -----------
            ALLIANCE COMMON STOCK FUND                                         (IN THOUSANDS)
             --------------------------
                          Net Issued (Redeemed) 120 b.p...........          (10)                  229
                          Net Issued (Redeemed) 135 b.p...........        1,108                   434
                          Net Issued (Redeemed) 160 b.p...........           34                     1
             ALLIANCE AGGRESSIVE STOCK FUND
             ------------------------------
                          Net Issued (Redeemed) 120 b.p...........          (13)                  269
                          Net Issued (Redeemed) 135 b.p...........          559                   380
                          Net Issued (Redeemed) 160 b.p...........           16                    --
             ALLIANCE SMALL CAP GROWTH FUND (a)
             ----------------------------------
                          Net Issued (Redeemed) 120 b.p...........           13                    89
                          Net Issued (Redeemed) 135 b.p...........        3,580                 2,521
                          Net Issued (Redeemed) 160 b.p...........          211                    --
             ALLIANCE GLOBAL FUND
             --------------------
                          Net Issued (Redeemed) 120 b.p...........          (42)                  455
             ALLIANCE GROWTH INVESTORS FUND
             ------------------------------
                          Net Issued (Redeemed) 120 b.p...........          (44)                  582
             BT EQUITY 500 INDEX FUND (b)
             ----------------------------
                          Net Issued (Redeemed) 120 b.p...........           87                    --
                          Net Issued (Redeemed) 135 b.p...........       12,279                    --
                          Net Issued (Redeemed) 160 b.p...........          951                    --
             BT SMALL COMPANY INDEX FUND (b)
             -------------------------------
                          Net Issued (Redeemed) 120 b.p...........           18                    --
                          Net Issued (Redeemed) 135 b.p...........        1,610                    --
                          Net Issued (Redeemed) 160 b.p...........          211                    --
             BT INTERNATIONAL EQUITY INDEX FUND (b)
             --------------------------------------
                          Net Issued (Redeemed) 120 b.p...........            9                    --
                          Net Issued (Redeemed) 135 b.p...........        1,827                    --
                          Net Issued (Redeemed) 160 b.p...........          248                    --
             JPM CORE BOND FUND (b)
             ----------------------
                          Net Issued (Redeemed) 120 b.p...........           98                    --
                          Net Issued (Redeemed) 135 b.p...........        8,661                    --
                          Net Issued (Redeemed) 160 b.p...........          379                    --

-------------------------
(a) Commenced operations on May 1, 1997.
(b) Commenced operations on January 1, 1998.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.    Contributions, Transfers and Charges (Continued):

      Net accumulation units issued during the periods indicated were:

                                                                                 DECEMBER 31,         DECEMBER 31,
                                                                                     1998                 1997
                                                                                 ------------         ------------
              LAZARD LARGE CAP VALUE FUND (b)                                              (IN THOUSANDS)
              -------------------------------
                           Net Issued (Redeemed) 120 b.p..................              22                   --
                           Net Issued (Redeemed) 135 b.p..................           5,696                   --
                           Net Issued (Redeemed) 160 b.p..................             315                   --
              LAZARD SMALL CAP VALUE FUND (b)
              -------------------------------
                           Net Issued (Redeemed) 120 b.p..................              26                   --
                           Net Issued (Redeemed) 135 b.p..................           4,733                   --
                           Net Issued (Redeemed) 160 b.p..................             344                   --
              MFS RESEARCH FUND (a)
              ---------------------
                           Net Issued (Redeemed) 120 b.p..................              93                  263
                           Net Issued (Redeemed) 135 b.p..................           9,656                5,257
                           Net Issued (Redeemed) 160 b.p..................             409                    2
              MFS EMERGING GROWTH COMPANIES FUND (a)
              --------------------------------------
                           Net Issued (Redeemed) 120 b.p..................              27                  149
                           Net Issued (Redeemed) 135 b.p..................           5,790                3,327
                           Net Issued (Redeemed) 160 b.p..................             198                    3
              MORGAN STANLEY EMERGING MARKETS EQUITY FUND (C)
              -----------------------------------------------
                           Net Issued (Redeemed) 120 b.p..................              16                   --
                           Net Issued (Redeemed) 135 b.p..................           1,805                   --
                           Net Issued (Redeemed) 160 b.p..................             203                   --
              EQ/PUTNAM GROWTH & INCOME VALUE FUND (a)
              ----------------------------------------
                           Net Issued (Redeemed) 120 b.p..................             123                  383
                           Net Issued (Redeemed) 135 b.p..................          16,230                8,113
                           Net Issued (Redeemed) 160 b.p..................             697                   17
              EQ/PUTNAM INVESTORS GROWTH FUND (a)
              -----------------------------------
                           Net Issued (Redeemed) 120 b.p..................              36                  124
                           Net Issued (Redeemed) 135 b.p..................           7,491                2,581
                           Net Issued (Redeemed) 160 b.p..................             282                   --

----------
(a) Commenced operations on May 1, 1997.
(b) Commenced operations on January 1, 1998.
(c) Commenced operations on December 31, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

4.    Contributions, Transfers and Charges (Concluded):

      Net accumulation units issued during the periods indicated were:

                                                                                DECEMBER 31,        DECEMBER 31,
                                                                                    1998                1997
                                                                                ------------        ------------
               EQ/PUTNAM INTERNATIONAL EQUITY FUND (a)                                    (IN THOUSANDS)
               ---------------------------------------
                            Net Issued (Redeemed) 120 b.p.................             3                   187
                            Net Issued (Redeemed) 135 b.p.................         5,998                 4,609
                            Net Issued (Redeemed) 160 b.p.................           418                     5

-------------------------
(a) Commenced operations on May 1, 1997.


5.    Amounts retained by Equitable Life in Separate Account No. 49

      The amount retained by Equitable Life in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and Asset-based administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks and Asset-based administrative expenses.

      Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

      The following table shows the contributions (withdrawals) in net amounts retained by Equitable Life by investment fund:

                                                                                YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------
                                    INVESTMENT FUND                        1998                      1997
                                    ---------------                    ------------               ----------
      Alliance Money Market Fund..................................      $(1,183,691)              $ (105,000)
      Alliance High Yield Fund....................................       (1,528,340)                 (85,000)
      Alliance Common Stock Fund..................................       (3,823,234)                (180,000)
      Alliance Aggressive Stock Fund..............................         (983,127)                (110,000)
      Alliance Small Cap Growth Fund..............................         (792,824)                   5,000
      Alliance Global Fund........................................         (225,129)                 (90,000)
      Alliance Growth Investors Fund..............................         (336,002)                 (97,000)
      Alliance Equity Index Fund..................................               --                    5,000
      BT Equity 500 Index Fund(2).................................       (1,331,361)                   1,000
      BT Small Company Index Fund(2)..............................        9,933,857                    1,000
      BT International Equity Index Fund(2).......................       14,902,319                    1,000
      JPM Core Bond Fund(2).......................................        4,150,198                    1,000
      Lazard Large Cap Value Fund(2)..............................        2,234,287                    1,000
      Lazard Small Cap Value Fund(2)..............................        4,310,749                    1,000
      MFS Research Fund(1)........................................       (1,751,938)                      --
      MFS Emerging Growth Companies Fund(1).......................       (1,150,981)                      --
      MFS Growth with Income Fund(3) .............................               --                       --
      Morgan Stanley Emerging Markets Equity Fund(4)..............          (48,664)                      --
      EQ/Putnam Growth & Income Value Fund(1).....................       (2,678,339)                      --
      EQ/Putnam Investors Growth Fund(1)..........................       (8,168,474)               5,000,000
      EQ/Putnam International Equity Fund(1)......................       (7,148,298)               5,000,000

----------
(1) Commenced operations on May 1, 1997.
(2) Initial capital received on December 31, 1997.
(3) Initial capital received on December 31, 1998.
(4) Commenced operations on December 31, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

6.    Accumulation Unit Values

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                                               YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------------
                                                             1998                        1997                           1996
                                                ----------------------------- ---------------------------- ------------------------
ALLIANCE MONEY MARKET FUND
--------------------------
1.20% Unit value, beginning of period.........               $25.64                      $24.68                        $24.43
1.20% Unit value, end of period...............               $26.62                      $25.64                        $24.68
1.35% Unit value, beginning of period (a).....               $25.00                      $24.38                            --
1.35% Unit value, end of period (a)...........               $25.92                      $25.00                            --
1.60% Unit value, beginning of period (b).....               $23.98                      $23.78                            --
1.60% Unit value, end of period (b)...........               $24.80                      $23.98                            --
0% Unit value, beginning of period (a)........               $31.27                      $30.21                            --
0% Unit value, end of period (a)..............               $32.86                      $31.27                            --

Number of units outstanding, end of
   period (000's)
   1.20%......................................                  329                         359                           127
   1.35%......................................                5,158                       1,153                            --
   1.60%......................................                  349                          --                            --
   0%.........................................                2,233                         947                            --


                                                                               YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------------
                                                             1998                        1997                           1996
                                                ----------------------------- ---------------------------- ------------------------
ALLIANCE HIGH YIELD FUND
------------------------
1.20% Unit value, beginning of period.........               $30.46                      $26.09                        $25.33
1.20% Unit value, end of period...............               $28.48                      $30.46                        $26.09
1.35% Unit value, beginning of period (a).....               $29.96                      $26.35                            --
1.35% Unit value, end of period (a)...........               $27.96                      $29.96                            --
1.60% Unit value, beginning of period (b).....               $29.13                      $28.79                            --
1.60% Unit value, end of period (b)...........               $27.12                      $29.13                            --

Number of units outstanding, end of
   period (000's)
   1.20%......................................                  422                         439                            24
   1.35%......................................                4,521                       1,256                            --
   1.60%......................................                  170                           2                            --


                                                                               YEARS ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------------
                                                             1998                       1997                           1996
                                                ----------------------------- ---------------------------- ------------------------
ALLIANCE COMMON STOCK FUND
--------------------------
1.20% Unit value, beginning of period.........              $192.60                     $151.23                       $139.82
1.20% Unit value, end of period...............              $245.58                     $192.60                       $151.23
1.35% Unit value, beginning of period (a).....              $186.29                     $146.89                            --
1.35% Unit value, end of period (a)...........              $237.18                     $186.29                            --
1.60% Unit value, beginning of period (b).....              $176.22                     $172.77                            --
1.60% Unit value, end of period (b)...........              $223.79                     $176.22                            --

Number of units outstanding, end of
   period (000's)
   1.20%......................................                  230                         240                             8
   1.35%......................................                1,542                         434                            --
   1.60%......................................                   35                           1                            --

-------------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

6.    Accumulation Unit Values (Continued):

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.


                                                                                    YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------------
                                                           1998                         1997                           1996
                                                ---------------------------     --------------------------       -------------------

ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
1.20% Unit value, beginning of period.........            $71.57                        $65.53                          $64.24
1.20% Unit value, end of period...............            $70.74                        $71.57                          $65.53
1.35% Unit value, beginning of period (a).....            $70.28                        $61.42                              --
1.35% Unit value, end of period (a)...........            $69.37                        $70.28                              --
1.60% Unit value, beginning of period (b).....            $68.19                        $75.44                              --
1.60% Unit value, end of period (b)...........            $67.13                        $68.19                              --

Number of units outstanding, end of
   period (000's)
   1.20%......................................               266                           279                               9
   1.35%......................................               939                           380                              --
   1.60%......................................                16                            --                              --


                                                    YEARS ENDED DECEMBER 31,
                                                  ---------------------------
                                                      1998          1997
                                                  ----------     ----------

ALLIANCE SMALL CAP GROWTH FUND
------------------------------
1.20% Unit value, beginning of period (a).....       $12.55        $10.00
1.20% Unit value, end of period (a)...........       $11.85        $12.55
1.35% Unit value, beginning of period (a).....       $12.54        $10.00
1.35% Unit value, end of period (a)...........       $11.82        $12.54
1.60% Unit value, beginning of period (b).....       $12.52        $13.22
1.60% Unit value, end of period (b)...........       $11.77        $12.52

Number of units outstanding, end of
   period (000's)
   1.20%......................................          102            89
   1.35%......................................        6,101         2,521
   1.60%......................................          211            --


                                                                                      YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                                  1998                           1997                      1996
                                                        ----------------------------   -------------------------   -----------------

ALLIANCE GLOBAL FUND
--------------------
1.20% Unit value, beginning of period.........                    $27.61                      $25.12                     $26.00
1.20% Unit value, end of period...............                    $33.15                      $27.61                     $25.12

Number of units outstanding, end of
   period (000's)
   1.20%......................................                       422                         464                          9

-------------------------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on October 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

6.    Accumulation Unit Values (Continued):

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.


                                                                                   YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                                1998                        1997                          1996
                                                        ------------------------   -------------------------   ---------------------

ALLIANCE GROWTH INVESTORS FUND
------------------------------
1.20% Unit value, beginning of period.........                 $30.09                      $26.15                        $25.06
1.20% Unit value, end of period...............                 $35.33                      $30.09                        $26.15

Number of units outstanding, end of
   period (000's)
   1.20%......................................                    544                         598                            16

                                                                                   YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                                       1998                                        1997
                                                        ---------------------------------------  -----------------------------------

ALLIANCE EQUITY INDEX FUND
--------------------------
1.35% Unit value, beginning of period (a).....                        $21.21                                       $17.51
1.35% Unit value, end of period (a)...........                        $26.73                                       $21.21

Number of units outstanding, end of
   period (000's)
   1.35%......................................                            --                                           --

                                                                                   YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                                       1998                                      1997 (b)
                                                        ---------------------------------------  -----------------------------------
BT EQUITY 500 INDEX FUND
------------------------
1.20% Unit value, beginning of period.........                        $10.00                                     $10.00
1.20% Unit value, end of period...............                        $12.36                                     $10.00
1.35% Unit value, beginning of period.........                        $10.00                                     $10.00
1.35% Unit value, end of period...............                        $12.34                                     $10.00
1.60% Unit value, beginning of period.........                        $10.00                                     $10.00
1.60% Unit value, end of period...............                        $12.31                                     $10.00

Number of units outstanding, end of
   period (000's)
   1.20%......................................                            87                                          --
   1.35%......................................                        12,279                                          --
   1.60%......................................                           951                                          --

-------------------------
(a) Units were made available for sale on May 1, 1997.
(b) Initial capital was received on December 31, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

6.    Accumulation Unit Values (Continued):

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------

BT SMALL COMPANY INDEX FUND
---------------------------
1.20% Unit value, beginning of period.........        $10.00        $10.00
1.20% Unit value, end of period...............         $9.65        $10.00
1.35% Unit value, beginning of period.........        $10.00        $10.00
1.35% Unit value, end of period...............         $9.64        $10.00
1.60% Unit value, beginning of period.........        $10.00        $10.00
1.60% Unit value, end of period...............         $9.61        $10.00

Number of units outstanding, end of
   period (000's)
   1.20%......................................             18            --
   1.35%......................................          1,610            --
   1.60%......................................            211            --


                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------

BT INTERNATIONAL EQUITY INDEX FUND
----------------------------------
1.20% Unit value, beginning of period.........         $10.00       $10.00
1.20% Unit value, end of period...............         $11.87       $10.00
1.35% Unit value, beginning of period.........         $10.00       $10.00
1.35% Unit value, end of period...............         $11.85       $10.00
1.60% Unit value, beginning of period.........         $10.00       $10.00
1.60% Unit value, end of period...............         $11.82       $10.00

Number of units outstanding, end of
   period (000's)
   1.20%......................................              9           --
   1.35%......................................          1,827           --
   1.60%......................................            248           --


-------------------------
(a) Initial capital was received on December 31, 1997.
(b) Initial capital was received on December 31, 1998.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

6.    Accumulation Unit Values (Continued):

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.
                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------

JPM CORE BOND FUND
------------------
1.20% Unit value, beginning of period.........      $10.00           $10.00
1.20% Unit value, end of period.................    $10.77           $10.00
1.35% Unit value, beginning of period...........    $10.00           $10.00
1.35% Unit value, end of period.................    $10.76           $10.00
1.60% Unit value, beginning of period...........    $10.00           $10.00
1.60% Unit value, end of period.................    $10.73           $10.00

Number of units outstanding, end of
   period (000's)
   1.20%........................................        98               --
   1.35%........................................     8,661               --
   1.60%........................................       379               --

                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------

LAZARD LARGE CAP VALUE FUND
---------------------------
1.20% Unit value, beginning of period...........    $10.00           $10.00
1.20% Unit value, end of period.................    $11.86           $10.00
1.35% Unit value, beginning of period...........    $10.00           $10.00
1.35% Unit value, end of period.................    $11.84           $10.00
1.60% Unit value, beginning of period...........    $10.00           $10.00
1.60% Unit value, end of period.................    $11.81           $10.00

Number of units outstanding, end of
   period (000's)
   1.20%........................................        22               --
   1.35%........................................     5,696               --
   1.60%........................................       315               --

                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------

LAZARD SMALL CAP VALUE FUND
---------------------------
1.20% Unit value, beginning of period...........     $10.00          $10.00
1.20% Unit value, end of period.................      $9.18          $10.00
1.35% Unit value, beginning of period...........     $10.00          $10.00
1.35% Unit value, end of period.................      $9.17          $10.00
1.60% Unit value, beginning of period...........     $10.00          $10.00
1.60% Unit value, end of period.................      $9.14          $10.00

Number of units outstanding, end of
   period (000's)
   1.20%........................................         26              --
   1.35%........................................      4,733              --
   1.60%........................................        344              --

-------------------------
(a) Initial capital was received on December 31, 1997.
(b) Initial capital was received on December 31, 1998.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

6.    Accumulation Unit Values (Continued):

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------

MFS RESEARCH FUND
-----------------
1.20% Unit value, beginning of period...........     $11.51          $10.00
1.20% Unit value, end of period.................     $14.12          $11.51
1.35% Unit value, beginning of period...........     $11.50          $10.00
1.35% Unit value, end of period.................     $14.08          $11.50
1.60% Unit value, beginning of period  (c)......     $11.48          $11.77
1.60% Unit value, end of period (c).............     $14.02          $11.48

Number of units outstanding, end of
   period (000's)
   1.20%........................................        356             263
   1.35%........................................     14,913           5,257
   1.60%........................................        410               1


                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------

MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
1.20% Unit value, beginning of period...........     $12.14          $10.00
1.20% Unit value, end of period.................     $16.14          $12.14
1.35% Unit value, beginning of period...........     $12.13          $10.00
1.35% Unit value, end of period.................     $16.10          $12.13
1.60% Unit value, beginning of period (c).......     $12.11          $12.60
1.60% Unit value, end of period (c).............     $16.03          $12.11

Number of units outstanding, end of
   period (000's)
   1.20%........................................        176             149
   1.35%........................................      9,117           3,327
   1.60%........................................        200               2

                                                      DECEMBER 31, 1998 (b)
                                                   ---------------------------

MFS EMERGING GROWTH WITH INCOME FUND
------------------------------------
1.20% Unit value, beginning of period...........            $10.00
1.20% Unit value, end of period.................            $10.00
1.35% Unit value, beginning of period...........            $10.00
1.35% Unit value, end of period.................            $10.00
1.60% Unit value, beginning of period...........            $10.00
1.60% Unit value, end of period.................            $10.00

----------
(a) Units were made available for sale on May 1, 1997.
(b) Initial capital was received on December 31, 1998.
(c) Units were made available for sale on October 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

6.    Accumulation Unit Values (Continued):

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998           1997 (a)
                                                   -----------     -----------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND
-------------------------------------------
1.20% Unit value, beginning of period (c).......      $7.95           $7.95
1.20% Unit value, end of period (c).............      $5.73           $7.95
1.35% Unit value, beginning of period (c).......      $7.94           $7.94
1.35% Unit value, end of period (c).............      $5.72           $7.94
1.60% Unit value, beginning of period (c).......      $7.93           $7.93
1.60% Unit value, end of period (c).............      $5.70           $7.93

Number of units outstanding, end of
   period (000's)
   1.20%........................................         16              --
   1.35%........................................      1,805              --
   1.60%........................................        203              --

                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998           1997 (a)
                                                   -----------     -----------
EQ/PUTNAM GROWTH & INCOME VALUE FUND
------------------------------------
1.20% Unit value, beginning of period...........     $11.53          $10.00
1.20% Unit value, end of period.................     $12.85          $11.53
1.35% Unit value, beginning of period...........     $11.52          $10.00
1.35% Unit value, end of period.................     $12.82          $11.52
1.60% Unit value, beginning of period (c).......     $11.50          $11.63
1.60% Unit value, end of period (c).............     $12.76          $11.50

Number of units outstanding, end of
   period (000's)
   1.20%........................................        506             383
   1.35%........................................     24,343           8,113
   1.60%........................................        714              17

                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------
EQ/PUTNAM INVESTORS GROWTH FUND
-------------------------------
1.20% Unit value, beginning of period...........     $12.37          $10.00
1.20% Unit value, end of period.................     $16.65          $12.37
1.35% Unit value, beginning of period...........     $12.35          $10.00
1.35% Unit value, end of period.................     $16.61          $12.35
1.60% Unit value, beginning of period (c) ......     $12.33          $12.12
1.60% Unit value, end of period (c) ............     $16.54          $12.33

Number of units outstanding, end of
   period (000's)
   1.20%........................................        160             124
   1.35%........................................     10,072           2,581
   1.60%........................................        282              --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on May 1, 1998.
(c) Units were made available for sale on December 31, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
DECEMBER 31, 1998

6.    Accumulation Unit Values (Concluded):

      Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                                      YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1998          1997 (a)
                                                   -----------     -----------

EQ/PUTNAM INTERNATIONAL EQUITY FUND
-----------------------------------
1.20% Unit value, beginning of period...........     $10.87          $10.00
1.20% Unit value, end of period.................     $12.83          $10.87
1.35% Unit value, beginning of period...........     $10.86          $10.00
1.35% Unit value, end of period.................     $12.80          $10.86
1.60% Unit value, beginning of period (c).......     $10.84          $11.52
1.60% Unit value, end of period (c).............     $12.75          $10.84

Number of units outstanding, end of
   period (000's)
   1.20%........................................        190              187
   1.35%........................................     10,607            4,609
   1.60%........................................        422                4

-------------------------
(a) Units were made available for sale on May 1, 1997.
(c) Units were made available for sale on October 1, 1997.

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============